Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X
Pre-Effective Amendment No. _______

Post-Effective Amendment No.         31        	    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.           31                  X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware  19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
7 World Trade Center, 39th Floor
New York, New York 10048
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b) of Rule 485

XXX	on December 29, 2000 pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(1)

	on (date) pursuant to paragraph (a)(1)

	75 days after filing pursuant to paragraph (a)(2)

	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

PART A

                               Consulting Group
                                  Since 1973

                               Consulting Group
                             Capital Markets Funds

                           S&P 500 Index Investments




INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Prospectus                                                             TRAK/R/
December 29, 2000                     ----------------------------------------
                                      Personalized Investment Advisory Service


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

Investments, Risks and Performance      2
-----------------------------------------
 Investment objective                   2
-----------------------------------------
 Principal investment strategies        2
-----------------------------------------
 Fee table                              3
-----------------------------------------

More on the Portfolio's Investments     4
-----------------------------------------

The Manager                             6
-----------------------------------------
Asset Allocation Programs               8
-----------------------------------------

Investment and Account Information      9
-----------------------------------------
 Account transactions                   9
-----------------------------------------
 Valuation of shares                   10
-----------------------------------------
 Dividends and distributions           10
-----------------------------------------
 Taxes                                 10
-----------------------------------------
 Financial highlights                  11
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Appendix A                            A-1
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Appendix B                            B-1
-----------------------------------------

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been li-censed for use by SSB Citi Fund Management LLC. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The Mc-Graw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public re-garding the advisability of investing in securities generally or in the Portfo-lio.

 S&P 500 Index Investments

Investments, Risks and Performance
Investment objective

The S&P 500 Index Investments (the "Portfolio") seeks to provide investment re-sults that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sec-tor weightings, market capitalization and liquidity.

Principal investment strategies

The Portfolio invests at least 80% of its assets in common stocks included in the S&P 500 Index. The Portfolio holds stocks of substantially all of the com-panies which comprise the S&P 500 Index, including those companies which are headquartered outside the U.S. The Portfolio also enters into repurchase agree-ments, lends portfolio securities and uses certain types of derivative instru-ments to help implement its objective.

How the subadviser selects the Portfolio's investments

The manager has selected a subadviser to manage the Portfolio. The subadviser manages the portfolio as a "pure" index fund. This means that the subadviser does not evaluate individual companies to identify attractive investment candi-dates. Instead, the subadviser attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings. The Portfolio does not mirror the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemp-tion requests and pay the Portfolio's expenses.

The S&P 500 Index is one of the most widely used benchmarks of U.S. equity per-formance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weight-ed, so the larger of the 500 companies have a bigger impact on the performance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

 . The S&P 500 Index may go down, or perform poorly relative to other U.S. eq-uity indices or individual stocks

 . An adverse company specific event, such as an unfavorable earnings report, may negatively affect the stock price of one of the larger companies in the S&P 500 Index

 . The stocks of companies which comprise the S&P 500 Index may fall out of fa-vor with investors

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Because the Portfolio is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or dele-tions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the subadviser seeks to replicate the performance of the S&P 500 Index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

Who may want to invest

The Portfolio may be an appropriate investment if you:

 . Are seeking to participate in the long term growth potential of U.S. large capitalization stocks

 . Are seeking an investment which tracks the performance of the S&P 500 Index

 . Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

 . Are willing to accept the risks of the stock market

 S&P 500 Index Investments

Performance

Because this Portfolio commenced operations on October 1, 1999, the Portfolio does not yet have a sufficient operating history to generate the performance information which other portfolios of the Consulting Group Capital Markets Funds show in bar and table form in this location of a prospectus.

Year to date: (2.19)% (through 3rd Quarter/2000)

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                        None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*            1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee                        0.12%
   Other expenses                        0.70%
                                       -------
  Total annual Portfolio operating
   expenses                              0.82%
  Management and Administration Fee
   Waivers and expense
   reimbursements**                    (0.52)%
                                       -------
  Net annual Portfolio operating
   expenses                              0.30%
                                       =======

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."

** Management has agreed to waive a portion of management and administration fees and reimburse certain expenses because it has voluntarily agreed to limit total annual portfolio operating expenses to 0.30% of average net as-sets. The manager may change or eliminate this expense limitation at any time.


Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
   $235                    $724                             $1,240                             $2,656

 S&P 500 Index Investments

More on the Portfolio's Investments

The section entitled "Investments, Risks and Performance" describes the Portfo-lio's investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio's invest-ments and certain investment management techniques the Portfolio may use. More information about the Portfolio's investments and portfolio management tech-niques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the value of the
 Portfolio's investments.


Equity Investments. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership inter-ests, shares of other investment companies and real estate investment trusts and equity participations.


Derivatives. The Portfolio may, but is not required to, use futures and options on securities and securities indices, and options on these futures, for any of the following purposes:

 . to simulate full investment in the S&P 500 Index while maintaining sufficient liquidity to satisfy daily redemption requests and operating expenses

 . to facilitate trading in the securities of companies that comprise the index

 . to reduce transaction costs

 . to seek higher investment returns when a contract is priced more attractively than the stocks comprising the index

The Portfolio may not invest more than 20% of its assets in derivative con-tracts or more than 5% of its assets in open purchased put options.

A derivative contract will obligate or entitle the Portfolio to deliver or re-ceive an asset or cash payment based on the change in value of one or more se-curities or indices. Even a small investment in derivative contracts can have a big impact on the Portfolio's stock market exposure. Therefore, using deriva-tives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accu-rately to changes in the value of the Portfolio's holdings. Derivatives can also make the Portfolio less liquid and harder to value, especially in declin-ing markets.

Money market instruments. The Portfolio may temporarily maintain up to 10% of its assets in money market instruments. The Portfolio invests in money market instruments under the following circumstances:

 . pending investment of proceeds of the sale of shares of the Portfolio

 . pending settlement of purchases of securities by the Portfolio

 . to maintain liquidity to meet anticipated redemptions

Foreign investments. The Portfolio may purchase common stocks and American De-positary Receipts (ADRs) of the foreign companies included in the S&P 500 In-dex. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which repre-sent an interest in an underlying foreign security.

Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less informa-tion available about foreign issuers and markets because of less rigorous ac-counting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. Because the value of an ADR is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing.

Impact of high portfolio turnover. The Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

More information about investment styles. The subadviser follows a passive style, in which the principal objective is to mirror the return of a benchmark index. The subadviser may seek to achieve that goal by investing in all of the securities in the index. However, in those

 S&P 500 Index Investments
instances where the subadviser is unable to replicate the exact index weightings for a particular company in the index, it will allocate a pro rata portion to the other companies in the index.

Order of Exemption. The Trust is subject to an Order of Exemption from the De-partment of Labor requiring, among other things, that the Portfolio limit its investments in the securities of affiliates of Salomon Smith Barney, including Citigroup Inc., to one percent of the Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by the subadviser is used to replicate an established third party index such as the S&P 500 Index.

Defensive Investing. The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolio's investments in these assets are managed by SSB Citi Fund Management LLC ("SSB Citi").

Investment Policies. The Portfolio's non-fundamental investment policies generally may be changed by the Board of Trustees without shareholder approval.

Potential Conversion. The Portfolio reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

 S&P 500 Index Investments

The Manager
The manager. The Consulting Group, a division of SSB Citi, serves as the manager for the Portfolio. SSB Citi is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trad-ing--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the as-sets of the Portfolio. The Consulting Group was established to match the in-vestment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Con-sulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and invest-ment adviser selection services.

The Portfolio is part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolio and the following additional portfolios which are of-fered in separate prospectuses, copies which can be obtained from any Salo-mon Smith Barney Financial Consultant:

 . Government Money Investments

 . Intermediate Fixed Income Investments

 . Long-Term Bond Investments

 . Municipal Bond Investments

 . Mortgage Backed Investments

 . High Yield Investments

 . Balanced Investments

 . Large Capitalization Value Equity Investments

 . Large Capitalization Growth Investments

 . Small Capitalization Value Equity Investments

 . Small Capitalization Growth Investments

 . International Equity Investments

 . International Fixed Income Investments

 . Emerging Markets Equity Investments

 . Multi-Strategy Market Neutral Investments

 . Multi-Sector Fixed Income Investments

 . Global Sciences and Technology Investments

The subadviser. Barclays Global Fund Advisors, as subadviser, is responsible for the day-to-day investment operations of the Portfolio in accordance with the Portfolio's investment objectives and policies. The name and address of the subadviser is included below.


 SUBADVISER

 BARCLAYS GLOBAL FUND ADVISORS
 45 Fremont Street
 5th Floor
 San Francisco, CA 94105

  PORTFOLIO MANAGERS
  Domestic Equity Team of
  Barclays Global Fund Advisors


The subadviser selection process. Subject to the review and approval of the Portfolio's Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisers who manage the Portfolio's assets. The Consulting Group employs a rigorous evaluation process to select those subadvisers that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether the subadviser's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.


                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.

 S&P 500 Index Investments

Generally, shareholders must approve any change in subadvisers. However, the Portfolio relies upon an exemptive order from the Securities and Exchange Com-mission which permits the manager to select new subadvisers or replace existing subadvisers without first obtaining shareholder approval for the change. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisers when it determines that a change is beneficial to sharehold-ers by avoiding the delay of calling and holding shareholder meetings to ap-prove each change. In accordance with the exemptive order, the Portfolio will provide investors with information about each new subadviser and its subadvisory contract within 90 days of the engagement of a new subadviser.

Management Fees. The Consulting Group receives fees from the Portfolio for its services at an annual rate of 0.02%% of its average daily net assets, which, in turn, it pays to the subadviser for its services. For the most recent fiscal year, the Consulting Group received 0.02% of the Portfolio's average daily net assets for its services. In addition, the Portfolio pays SSB Citi a fee at an annual rate of 0.10% of the Portfolio's average daily net assets for adminis-tration services. For the most recent fiscal year, SSB Citi waived all of its administration fees.

Possible Conflict of Interest. The advisory fee paid by each portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadviser varies depending upon the portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain portfolios in the Trust over other portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset alloca-tion recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

 S&P 500 Index Investments

Asset Allocation Programs
Shares of the Trust's portfolios are available to participants in advisory pro-grams or asset based fee programs Salomon Smith Barney Inc., including the TRAK(R) Personal-ized Investment Advisory Service, or other qualified investment advisers ap-proved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 S&P 500 Index Investments

Investment and Account Information
Account transactions

Purchase of Shares. You may purchase shares of the Portfolio if you are a par-ticipant in an advisory program or asset based fee program sponsored by Salomon Smith Barney, including
TRAK(R), or by qualified investment advisers not affiliated with Salomon Smith Barney. Purchases of shares of the Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of the Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolio and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolio are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

The Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program or asset based fee program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of the Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolio.

The Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of the Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in the Portfolio for shares in any other portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect the Port-folio's performance, hurting the Portfolio's other shareholders. If the Con-sulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before sus-pending his or her exchange privilege. During the 15-day period the shareholder will be required either to redeem his or her shares in the Portfolio or estab-lish an allocation which the shareholder expects to maintain for a significant period of time.

 S&P 500 Index Investments

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

The Portfolio offers its shares at their net asset value per share. The Portfo-lio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Portfolio generally values its fund securities based on market prices or quotations. The Portfolio's currency conversions, if any, are done when the London stock exchange closes. When reliable market prices or quotations are not available, or when the Consulting Group believes they are unreliable or that the value of the security has been materially affected by events occurring after the securities or cur-rency exchanges close, the Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfo-lio's Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quo-tations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by the Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

The Portfolio intends to distribute all or substantially all of its net invest-ment income and realized capital gains, if any, for each taxable year. The Portfolio declares and pays dividends, if any, from net investment income annu-ally. The Portfolio declares and distributes realized net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the Portfolio unless the shareholder elects to receive them in cash.

The Portfolio expects distributions to be primarily from capital gains, a sub-stantial portion of which may be short-term.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss; long-term
                                                          only if shares owned
                                                          more than one year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income
 investment income
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Portfolio is about to declare a capital gain distribu-tion or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of the Portfolio's distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 2000, adjusted gross income in excess of $128,950 ($64,475 for married individuals filing separately).

 S&P 500 Index Investments

Financial Highlights

The financial highlights table is intended to help you understand the perfor-mance of the Portfolio for the past five years (or since inception if less than 5 years). The information in the following tables was audited by KPMG LLP, in-dependent auditors, whose report, along with the portfolio's financial state-ments, are included in the annual report (available upon request). Certain in-formation reflects financial results for a single share. Total return repre-sents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

                  For a share of beneficial interest
                  outstanding throughout each year ended August
                  31:

                  -------------------------------------------------------------

                                                   2000(1)(2)
                  -------------------------------------------
               Net Asset Value, Beginning of Year     $8.00
                  -------------------------------------------
               Income From Operations:
                Net investment income(3)               0.11
                Net realized and unrealized gain       1.35
                  -------------------------------------------
               Total Income From Operations            1.46
                  -------------------------------------------
               Less Distributions From:
                Net investment income                (0.05)
                  -------------------------------------------
               Total Distributions                   (0.05)
                  -------------------------------------------
               Net Asset Value, End of Year           $9.41
                  -------------------------------------------
               Total Return++                        18.24%
                  -------------------------------------------
               Net Assets, End of Year (000s)       $35,365
                  -------------------------------------------
               Ratios to Average Net Assets+:
                Expenses(3)(4)                        0.30%
                Net investment income                  1.31
                  -------------------------------------------
               Portfolio Turnover Rate                  54%
                  -------------------------------------------

                  (1) For the period from October 1, 1999 (commencement of
                      operations) to August 31, 2000.
                  (2) Per share amounts have been calculated using the monthly average share method.
                  (3) Expense ratios and the per share decrease in net
                      investment income before fee waivers and/or expense reimbursements were as follows:

                                    Expense Ratio
                     Net Investment    Without
                       Income Per   Waiver and/or
                     Share Decrease Reimbursements
                          2000           2000
                    ------------------------------
                         $0.04          0.82%+

                  (4) As a result of a voluntary expense limitation, expense ratios will not exceed 0.30%.
                  ++Total return is not annualized, as it may not be
                    representative of the total return for the year.
                  + Annualized.

 S&P 500 Index Investments

                                   APPENDIX A

                               Investment Indices

Following are definitions of indices that are utilized in the Client's Recom-mendation and Review.

Lehman Brothers Government/Corporate Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Lehman Brothers Long Term Government/Corporate Bond Index
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Corporate Bond Index
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Balanced Funds Average
An average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Emerging Markets Funds Average
An average of the reinvested performance of funds that investing at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.

Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Funds Average
An average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Income Funds Average
An average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries excluding the United States, except in periods of market weakness.

Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings

                                   APPENDIX A
growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $1.6 billion in market capitalization. The average market capitalization for a company in this index is $14.10 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 1000 Value Index.

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing approximately 8.0% of the Russell 3000 Index. The average market capitalization for a company in this index is $580 million, with the largest being $1.50 billion.

                                   APPENDIX A

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
As of November 30, 2000, the index tracks the total return of 500 of the largest stocks (378 industrial, 38 utility, 10 transportation and 74 financial companies) in the United States, which represent about 86% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

Salomon Smith Barney Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

Wilshire Large Company Growth Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout, low price-to-book or low return on equity.

Wilshire Large Company Value Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

Wilshire Small Company Growth Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

Wilshire Small Company Value Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The index excludes companies that do not rank favorably on a relative basis because of their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

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PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-
15.
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SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b)
Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/
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 /1/ PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or "outside") fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requests that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term "officer" be defined and incorporated into the proposed exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
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 /2/ The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term "Affiliate"

 Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

 Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word "affiliate." Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

 Section II(h) of PTE 99-15 provides that--

 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 Although the term "independent" is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term "independent" means "not an affiliate." Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term "affiliate" of Salomon Smith Barney to include:

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term "such person" rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an "affiliate" of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney's affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

 Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph
(1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney's indirect 50 percent ownership interest in the Joint Venture is not a "controlling interest." Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street's exclusive ownership by State
Street Corporation does not trigger the ownership provisions of subparagraph
(3) of Section III(b).

 In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

 Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

 Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 In connection with the revised affiliate definition, Salomon Smith Barney requests that the term "officer" be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual's status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

 The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

 Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

 Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor's Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

 In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell's characterization of stock as either "Growth" or "Value." For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

 Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted,
Section II(i) states that--

 Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 In other words, the exception will apply to "any higher percentage" which may result from a Sub-Adviser's management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the "passive full replication" trading method./3/

 Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser's evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser's exercise of investment discretion.

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is
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 /3/ According to Salomon Smith Barney, there are two forms of index trading-- passive full replication (wherein each stock in the same weightings as the in-dex is owned by a mutual fund) and sampling (in which each sector, but not nec-essarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

necessary to replicate the underlying index./4/ Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

 If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

 Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup's performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.
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 /4/ In its management of a "pure" Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
 The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

 In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market's design preferences.

 For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan's assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

 (2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be--
 (i) Engaged in the business of providing financial information;
 (ii) A publisher of financial news information; or
 (iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./5/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
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 /5/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

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DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

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SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency
(the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan; collectively, the Plans).

 PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/

 In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requested that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term
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 /1/PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside
Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
 PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
 Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

"officer" be defined and incorporated into the Proposed Exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/ or its affiliates, notably in the Sub-Adviser's replication of a third- party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

 The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms "affiliate" and "officer." The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser's replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

 The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption.

Following is a discussion of Salomon Smith Barney's comment letter and the Department's responses with respect thereto.

 1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that "As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion." Also, in that same paragraph, the last sentence states, in part, that "one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney." Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from "Salomon Smith Barney" to "the Consulting Group," which actually chooses the Sub-Advisers.

 In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that--

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the
ICA)./3/

 On page 35141 of the Proposed Exemption, the third sentence of the first "carry-over" paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the "Consulting Group Capital Markets Large Cap Value Fund" and the "Large Cap Growth Consulting Group Capital Markets Fund." However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the "Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments" and the "Consulting Group Capital Markets Funds Large Capitalization Growth Investments." Similarly, in the next paragraph of the Proposed Exemption on page
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/3/Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company's investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the "Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio" is the "Consulting Group Capital Markets S&P Index Investment Fund Portfolio."

 In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

 2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

 In response to this comment, the Department notes Salomon Smith Barney's modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II.General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

 (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers.

 The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./4/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment
-------
 /4/The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the

Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual);

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

 Section IV. Effective Dates

 This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new
Section III(d) in the grant notice.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administra-tion, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.
--------------------------------------------------------------------------------
 On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5,
1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the
TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

 On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

 The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

 Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

 (c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

For More Information

If you want more information about the Portfolio, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolio's investments will be available in the Portfolio's annual and semiannual reports to shareholders. The Portfolio's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolio or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolio by contacting their Financial Consultant, or by writing to the Portfolio's sub-transfer agent, PFPC Global Fund Services, at:

  Consulting Group Capital Markets Funds
  c/o PFPC Global Fund Services
  P.O. Box 9699
  Providence, RI 02940-9699

  or by calling the Portfolio's transfer agent at 800-451-2010

Information about the Portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information. Neither the Portfolio nor the distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell its shares.

Investment Company Act File No. 811-06318

SALOMON SMITH BARNEY
---------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Salomon Smith Barney, Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

(R)2000 Salomon Smith Barney Inc.  TK2094  12/00

                               [Consulting Group]
                                   Since 1973

                                Consulting Group
                              Capital Markets Funds

                     Large Capitalization Growth Investments
                  Large Capitalization Value Equity Investments
                     Small Capitalization Growth Investments
                        International Equity Investments
                       Emerging Markets Equity Investments
                              Balanced Investments
                      Intermediate Fixed Income Investments
                           Long-Term Bond Investments
                           Mortgage Backed Investments
                             High Yield Investments
                      Multi-Sector Fixed Income Investments
                     International Fixed Income Investments
                           Municipal Bond Investments
                          Government Money Investments


--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
--------------------------------------------------------------------------------


Prospectus                                                       [LOGO]TRAK(R)
December 29, 2000                         ------------------------------------
                                      Personalized Investment Advisory Service


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

                                                Page
Investments, Risks and Performance                3
----------------------------------------------------
 Large Capitalization Growth Investments          4
----------------------------------------------------
 Large Capitalization Value Equity Investments    6
----------------------------------------------------
 Small Capitalization Growth Investments          8
----------------------------------------------------
 Small Capitalization Value Equity Investments   12
----------------------------------------------------
 International Equity Investments                16
----------------------------------------------------
 Emerging Markets Equity Investments             18
----------------------------------------------------
 Balanced Investments                            20
----------------------------------------------------
 Intermediate Fixed Income Investments           22
----------------------------------------------------
 Long-Term Bond Investments                      24
----------------------------------------------------
 Mortgage Backed Investments                     26
----------------------------------------------------
 High Yield Investments                          28
----------------------------------------------------
 Multi-Sector Fixed Income Investments           30
----------------------------------------------------
 International Fixed Income Investments          34
----------------------------------------------------
 Municipal Bond Investments                      36
----------------------------------------------------
 Government Money Investments                    38
----------------------------------------------------
More on the Portfolios' Investments              40
----------------------------------------------------

The Manager                                      44
----------------------------------------------------

Asset Allocation Programs                        51
----------------------------------------------------
Investment and Account Information               52
----------------------------------------------------
 Account Transactions                            52
----------------------------------------------------
 Valuation of Shares                             53
----------------------------------------------------
 Dividends and distributions                     53
----------------------------------------------------
 Taxes                                           53
----------------------------------------------------
Financial Highlights                             55
----------------------------------------------------
Appendix A                                      A-1
----------------------------------------------------
Appendix B                                      B-1
----------------------------------------------------

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

 Consulting Group Capital Markets Funds

Investments, Risks and Performance

About the portfolios

The manager selects and oversees professional money managers who are responsi-ble for investing the assets of the portfolios comprising the Consulting Group Capital Markets Funds (each a "Portfolio").

You should know:

 . You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

 . An investment in any of the Portfolios is not a bank deposit and is not in-sured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries begin-ning on the next page.

Fixed Income Securities:

 . When interest rates go up, prices of fixed income securities go down

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

Equity Securities:

 . Stock prices may decline generally

 . If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

 Consulting Group Capital Markets Funds

Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in the common stocks of companies with favora-ble growth prospects and total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Growth Index. The percentage of the Portfolio's assets allocated to Barclays is 60%.

TCW Investment Management Company (" TCW") employs an active management style and seeks to invest in high quality companies with opportunities for growth that are not fully reflected in stock market valuations. TCW utilizes a " bot-tom-up" investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typi-cally are those believed to have strong and enduring business models and inher-ent advantages over competitors. TCW generally sells a security when a stock price reflects full value as calculated by TCW's proprietary model or when a security fails to meet operational expectations. The percentage of the Portfo-lio's assets allocated to TCW is 20%.

Turner Investment Partners, Inc. (" Turner") employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, the subadvisor utilizes (i) a proprietary computer model which ranks stocks by sec-tor and size by examining 80 factors; (ii) fundamental analysis of stocks se-lected by the proprietary model, including communications with company manage-ment, industry experts and competitors; and (iii) technical analysis, including examination of money flow and relative strength. The subadvisor will sell a stock because of a poor ranking from the model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or changes in money flow for a stock. The percentage of the Portfolio's assets allocated to Turner is 20%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following spe-cific risks:

 . Large cap or growth stocks may fall out of favor with investors

 . A share price that is generally more volatile than that of Large Capitaliza-tion Value Equity Investments because of the Portfolio's focus on growth stocks

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                    Large Capitalization Growth Investments

                                 92      6.52%
                                 93      0.20%
                                 94      0.26%
                                 95     31.66%
                                 96     20.71%
                                 97     29.03%
                                 98     38.05%
                                 99     32.84%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  32.84% 30.33%   20.71%  11/18/91
Russell 1000 Growth Index                  20.91% 28.04%   20.86%     **
Lipper Growth Funds Average                30.43% 25.26%   20.67%     **
Lipper Large Cap Growth Funds Average      41.37% 29.44%   20.67%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

 Consulting Group Capital Markets Funds

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             26.04 %                                                4th/1998
Worst                            (9.26)%                                                3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                     (0.19)%                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is the
 Russell 1000 Growth Index. The
 index is comprised of those
 Russell 1000 securities with
 greater-than-average growth
 orientation. The Russell 1000
 Index is composed of the 1000
 largest U.S. companies by market
 capitalization. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its
 performance with the Lipper
 Large-Cap Growth Funds Average
 and Lipper Growth Funds Average.
 Lipper Large-Cap Growth Funds
 Average is an average of the
 reinvested performance of funds
 that normally invest in
 companies with long-term
 earnings expected to grow
 significantly faster than the
 earnings of the stocks
 represented in a major unmanaged
 stock index. These funds will
 normally have an above-average
 price-to-earnings ratio, price-
 to-book ratio and three-year
 earnings growth figure, compared
 to the U.S. diversified large-
 cap funds universe average.
 Large-cap funds will generally
 invest at least 75% of their
 assets in companies with market
 capitalizations (on a three-year
 weighted basis) greater than
 300% of the dollar-weighted
 median market capitalization of
 the S&P Mid-Cap 400 Index.

 Lipper Growth Funds Average is
 an average of the reinvested
 performance of funds that
 normally invest in companies
 with long-term earnings expected
 to grow significantly faster
 than the earnings of the stocks
 represented in major unmanaged
 stock indices.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   portfolio assets)
   Management fees                      0.60%
   Other expenses                       0.11%
                                        -----
  Total annual Portfolio operating
   expenses                             0.71%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $224                   $691                             $1,185                             $2,544

 Consulting Group Capital Markets Funds

Large Capitalization Value Equity Investments
Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio invests primarily in common stock of companies with total market capitalizations of $1 billion or more at the time of purchase. The majority of the Portfolio's investments are expected to pay regular dividends.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

The Boston Company Asset Management ("TBCAM") seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above av-erage appreciation potential. The subadvisor employs an active portfolio man-agement style using a proprietary quantitative model to identify those compa-nies which demonstrate characteristics of both value and positive market momen-tum. Those stocks ranking highest through quantitative analysis are then evalu-ated using qualitative fundamental analysis to verify the quantitative scores and to make recommendations for investment. The subadvisor assesses a company's value by looking at traditional measures such as its price-to-earnings and price-to-book ratios, as well as extensive balance sheet analysis, including the company's break-up worth. The firm looks for momentum in a company's rising expectations about earnings or sales, or through a return to financial health following management changes or restructuring. The percentage of the Portfo-lio's assets allocated to TBCAM is 20%.

Chartwell Investment Partners ("Chartwell") employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price to sales, price to earnings, price to cash flow and price to book ratios, along with a preference for pre-mium yielding issues. Specific price targets are established for each stock se-lected for the Portfolio. The subadvisor then shifts its focus to identifying those companies with evidence of a major catalyst for change. Stocks are evalu-ated through such factors as management/board changes, the extent to which per-formance incentives are in place, the degree of insider ownership, positive re-structuring and acquisition opportunities. The percentage of the Portfolio's assets allocated to Chartwell is 20%.

Parametric Portfolio Associates ("Parametric") seeks to track the performance of the Russell 1000 Value Index. The subadvisor uses a quantitative process to identify stocks which the firm believes are underpriced relative to their un-derlying value. The subadvisor then looks for companies from that list with rising earnings expectations, reasonable valuations and positive market momen-tum through an analysis of the company's fundamentals, including factors such as revenues, cash flow, earnings and analyst ratings. The subadvisor designs the portfolio to have a risk profile similar to that of the Russell 1000 Value Index. The percentage of the Portfolio's assets allocated to Parametric is 10%.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Value Index. The percentage of the Portfolio's assets allocated to Barclays is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Large cap or value stocks may fall out of favor with investors

 . The Portfolio can invest in issuers with a broad range of market capitaliza-tions. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio's investments may be more volatile and less liquid than other large cap funds

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfo-lio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calen-dar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                 Large Capitalization Value Equity Investments

                                 92      4.44%
                                 93      9.88%
                                 94     (3.63)%
                                 95     33.92%
                                 96     20.42%
                                 97     31.45%
                                 98     12.62%
                                 99      6.10%

                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                           One   Five    Life of  Inception
                                           year  years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program fee)*  6.10% 20.43%   14.14%  11/18/91
Russell 1000 Value Index                   7.35% 23.07%   18.83%        **
Lipper Multi-Cap Value Funds Average       7.02% 18.43%   15.61%        **
---------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              16.84 %                                               4th/1998
Worst                            (14.09)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                       2.05 %                                       through 3rd/2000
------------------------------------------------------------------------------------------------


            BENCHMARKS

 The Portfolio's benchmark is the
 Russell 1000 Value Index. The
 index represents the stocks in
 the Russell 1000 Index with less
 than average growth orientation.
 The Russell 1000 Index includes
 the 1,000 largest U.S. companies
 by market capitalization. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its
 performance with the Lipper
 Multi-Cap Value Funds Average.
 It is an average of the
 reinvested performance of funds
 that normally invest in
 companies considered to be
 undervalued relative to a major
 unmanaged stock index based on
 price-to-current earnings, book
 value, asset value or other
 factors. These funds will
 normally have a below-average
 price-to-earnings ratio, price-
 to-book ratio and three-year
 earnings growth figure, compared
 to the U.S. diversified multi-
 cap funds universe average.
 Multi-cap funds will generally
 have between 25% to 75% of their
 assets invested in companies
 with market capitalizations (on
 a three-year weighted basis)
 greater than 300% of the dollar-
 weighted median market
 capitalization of the S&P Mid-
 Cap 400 Index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.67%
   Other expenses                       0.11%
                                        -----
  Total annual Portfolio operating
   expenses                             0.78%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $231                   $712                             $1,220                             $2,615

 Consulting Group Capital Markets Funds

Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stock of small capitalization
"growth" companies. The Portfolio considers small cap companies to have total market capitalizations at the time of purchase below the maximum market capi-talization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 2000, that maximum market capitalization was $3.85 billion. A portion of the Portfolio's assets will be invested in common stocks of companies with market capitalizations at the lower range of the Russell 2000 Growth Index.

How the subadvisors select the Portfolio's investments

The manager has selected five subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

Mellon Capital Management ("Mellon") is a passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes performance differences from the index through systematic quantita-tive methods. The percentage of the Portfolio's assets allocated to Mellon is 40%.

Wall Street Associates ("Wall Street") is an active manager and follows a bot-tom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio's assets allocated to Wall Street is 20%.

Westpeak Investment Advisors ("Westpeak") is an active manager and employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earnings surprises and revi-sions. The firm uses a value constraint to ensure that the growth stocks se-lected are reasonably priced. The percentage of the Portfolio's assets allo-cated to Westpeak is 15%.

Kern Capital Management ("Kern") is an active manager. Its investment style fo-cuses fundamental research on uncovering innovative small-cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and servic-es) involves (i) detailed financial analysis, (ii) in-depth meetings with cor-porate management, (iii) discussions with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small-cap companies. The percentage of the Portfolio's assets allocated to Kern is 15%.

Westfield Capital Management Co., Inc. ("Westfield") uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The subadvisor believes that reasonably priced stocks with high earning potential are best identified through in-depth, fundamental research. The subadvisor believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the subadvisor or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio's assets allocated to Westfield is 10%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following spe-cific risks:

 . Growth stocks or small capitalization stocks may fall out of favor with in-vestors

 . Recession or adverse economic trends may have a greater adverse affect on the earnings or financial condition of smaller companies than on larger ones

 . Greater volatility of share price because of the focus on small cap compa-nies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisor believes appropri-ate

 . Offer greater potential for gain and loss

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfo-lio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indi-cate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                    Small Capitalization Growth Investments

                                 92     11.42%
                                 93     23.52%
                                 94     13.11%
                                 95     34.19%
                                 96     18.88%
                                 97     10.30%
                                 98      2.17%
                                 99     49.55%

                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                            year  years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  49.55% 21.87%   21.05%  11/18/91
Russell 2000 Growth Index                  43.09% 18.99%   15.09%     **
Lipper Small-Cap Growth Funds Average      61.80% 22.33%   21.15%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              36.13%                                                4th/1999
Worst                            (23.81%)                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                       0.84%                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is The
 Russell 2000 Growth Index. This
 index represents stocks in the
 Russell 2000 Index with better
 than average growth orientation.
 The Russell 2000 Index includes
 the smallest 2000 U.S. stocks
 out of Russell 3000 Universe.
 Unlike the Portfolio, the
 benchmark is unmanaged and does
 not include any expenses. In
 addition, the Portfolio compares
 its performance with the Lipper
 Small Cap Growth Funds Average.
 Lipper Small Cap Growth Funds
 Average is an average of the
 reinvested performance of funds
 that normally invest in
 companies with long-term
 earnings expected to grow
 significantly faster than the
 earnings of the stocks
 represented in a major unmanaged
 stock index. These funds will
 normally have an above-average
 price-to-earnings ratio, price-
 to-book ratio and three-year
 earnings growth figure, compared
 to the U.S. diversified small-
 cap funds universe average.
 Small-cap funds will generally
 invest at least 75% of their
 assets in companies with market
 capitalizations (on a three-year
 weighted basis) of less than
 250% of the dollar-weighted
 median market capitalization of
 the S&P Small-Cap 600 Index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio's latest fis-cal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.80%
   Other expenses                       0.18%
                                        -----
  Total annual Portfolio operating
   expenses                             0.98%
                                        =====

 Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $251                   $773                             $1,321                             $2,816

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

 Consulting Group Capital Markets Funds

Small Capitalization Value Equity Investments

Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stocks of small capitalization "val-ue" companies. The active subadvisors primarily invest the Portfolio's assets in the common stocks of companies with total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 2000, that maximum market capital-ization was $2.42 billion. The Portfolio may also invest a portion of its assets in common stocks of companies with total market capitalization of $550 million or less at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.


Mellon Capital Management ("Mellon") is a passive, index based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes performance differences from the index through systematic quantita-tive methods. The percentage of the Portfolio's assets allocated to Mellon is 60%.

NFJ Investment Group ("NFJ") uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective indus-tries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The subadvisor also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio's assets allocated to NFJ is 25%.

Rutabaga Capital Management LLC ("Rutabaga") uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth un-common or currently unfavored stocks. The subadvisor's analysts employ exten-sive "bottom-up" fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consid-eration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate ac-celerating earnings growth and thereby drive future stock performance. The subadvisor also attempts to mitigate downside risk by buying stocks in compa-nies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio's assets allocated to Rutabaga is 15%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Value stocks or small capitalization stocks fall out of favor with investors

 . Greater volatility of share price because of the focus on small cap compa-nies. Compared to large companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisors believe appropri-ate

 . Offer greater potential for gain and loss

The bar chart and tables on the next page indicate the risks and returns of investing in the
Portfolio. The bar chart shows changes in the performance of the Portfo-lio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indi-cate how the Portfolio will perform in the future.

 Consulting Group Capital Markets Funds

                                    [GRAPH]

                         Percentage Total Returns for
                 Small Capitalization Value Equity Investments

                                 92     23.65%
                                 93     (4.27)%
                                 94     (8.54)%
                                 95     24.54%
                                 96     25.05%
                                 97     35.94%
                                 98     (8.88)%
                                 99     (3.96)%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One    Five    Life of  Inception
                                           year    years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  (3.96)% 13.13%    9.55%  11/18/91
Russell 2000 Value Index                   (1.49)% 13.14%   15.10%     **
Lipper Small-Cap Value Funds Average       5.92 %  13.57%    9.59%     **
-----------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
Year                             Return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              17.74 %                                               4th/1992
Worst                            (18.18)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                       8.50 %                                       through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is The
 Russell 2000 Value Index. The
 index represents stocks in the
 Russell 2000 Index with less
 than average growth orientation.
 The Russell 2000 Index is
 comprised of the smallest 2000
 U.S. stocks out of the Russell
 3000 Universe. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its
 performance with the Lipper
 Small-Cap Value Funds Average.
 It is an average of the
 reinvested performance of funds
 that normally invest in
 companies considered to be
 undervalued relative to a major
 unmanaged stock index based on
 price-to-current earnings, book
 value, asset value or other
 factors. These funds will
 normally have a below average
 price-to-earnings ratio, price-
 to-book ratio and three-year
 earnings growth figure, compared
 to the U.S. diversified small-
 cap funds universe average.
 Small-cap funds will generally
 invest at least 75% of their
 assets in companies with market
 capitalizations (on a three-year
 weighted basis) of less than
 250% of the dollar-weighted
 median market capitalization of
 the S&P Small-Cap 600 Index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.76%
   Other expenses                       0.15%
                                        -----
  Total annual Portfolio operating
   expenses                             0.91%
                                        =====

 Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions.

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $244                   $751                             $1,285                             $2,746

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

 Consulting Group Capital Markets Funds

International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of companies located out-side the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in cur-rency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

State Street Global Advisors ("SSGA") uses a quantitative process to construct a portfolio that fully replicates the performance of the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The EAFE Index consists of securities of companies located in 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries. The percentage of the Portfolio's assets allocated to SSGA is 40%.

Oechsle International Advisors, LLC ("Oechsle") first seeks to identify the most attractive foreign markets by ranking their expected returns through coun-try and currency analysis. It then selects investments within attractive mar-kets through both a top-down and bottom-up company analysis. The percentage of the Portfolio's assets allocated to Oechsle is 30%.

Scudder Kemper Investments, Inc. ("Scudder") evaluates the prospects of foreign economies and analyzes individual companies to identify investment opportuni-ties. In defining country allocations, the Portfolio may focus on global, eco-nomic, industrial and investment themes. Individual stocks are purchased on the basis of wide-ranging fundamental and valuation criteria. The subadvisor util-izes a "three-circle" approach that includes extensive research on global themes, company analysis and country analysis. The percentage of the Portfo-lio's assets allocated to Scudder is 30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in equity securities generally. The principal risks associated with in-vesting in equity securities are described on page 3.

Your investment is also subject to the unique risks of investing in foreign is-suers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 . Many foreign markets are smaller, less-liquid and more volatile than U.S.
  markets. In a changing market, the subadvisors may not be able to sell the Portfolio's securities in amounts and at prices they consider reasonable

 . The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may signifi-cantly disrupt the principal financial markets in which the Portfolio invests

 Consulting Group Capital Markets Funds

The bar chart and tables shown below indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfo-lio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                     International Equity Investments

                                 92     (6.68)%
                                 93     28.97%
                                 94      9.50%
                                 95      9.64%
                                 96      4.87%
                                 97      1.73%
                                 98     22.51%
                                 99     41.52%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One   Five    Life of  Inception
                                           year   years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  41.52% 15.19%   12.88%  11/18/91
EAFE Index                                 26.96% 12.83%   11.33%     **
Lipper International Funds Average         41.04% 15.13%   12.91%     **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             28.41 %                                                4th/1999
Worst                            (13.97)%                                               3rd/1988
------------------------------------------------------------------------------------------------
Year-to-date                     (13.87)%                                       through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is the
 Morgan Stanley Capital Interna-
 tional EAFE--Capitalization
 Weighted Index. The index is a
 composite portfolio of equity
 total returns for the countries
 of Europe, Australia, New Zea-
 land and the Far East. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its perfor-
 mance with the Lipper Interna-
 tional Funds Average. It is an
 average of the reinvested per-
 formance of funds that invest
 their assets in securities whose
 primary trading markets are out-
 side of the United States.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.77%
   Other expenses                       0.17%
                                        -----
  Total annual Portfolio operating
   expenses                             0.94%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $247                   $761                             $1,301                             $2,776

 Consulting Group Capital Markets Funds

Emerging Markets Equity Investments

Investment objective.

Long-term capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of issuers located in countries with emerging markets. The Portfolio considers an emerging market country to be one having per capita income in the low to middle ranges, as de-termined by the International Bank for Reconstruction and Development (The World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfo-lio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

Foreign & Colonial Emerging Markets Ltd. ("Foreign & Colonial") is an active manager. Its style combines a rigorous "top-down" macroeconomic approach to country allocation with fundamental, "bottom-up" stock selection. Investment decisions are founded on the primary research undertaken by the team of invest-ment managers. Risk is controlled through a core/satellite approach to country allocation and a focus on quality companies that must pass rigorous selection criteria. Country allocation decisions are made within a disciplined framework and revolve around analysis of key political and macro-economic variables. The percentage of the Portfolio's assets allocated to Foreign & Colonial is 30%.

State Street Global Advisors ("SSGA") uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix. The percentage of the Portfolio's assets allocated to SSGA is 20%.

Baring Asset Management ("Baring") looks for unrecognized "growth" stocks through an investment process that combines top-down country allocation, bot-tom-up company research and risk analysis to determine an optimal country and security mix. This process is driven by structured fundamental research using a disciplined investment framework at both the country and company levels. The fundamental research is supported by quantitative screening at the country lev-el. The percentage of the Portfolio's assets allocated to Baring is 50%.

Principal risks of investing in the Portfolio

Because the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio in-vests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

 . Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices

 . Most emerging markets are smaller, less liquid and more volatile than devel-oped markets. In a changing market, the subadvisors may not be able to sell portfolio securities in amounts and at prices they consider reasonable

 . Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market

 . The economies of emerging market countries may grow at slower rates than ex-pected or suffer a downturn or recession

 . Emerging market countries may experience rising interest rates, or, more sig-nificantly, rapid inflation or hyperinflation

 . The Portfolio could experience a loss from settlement and custody practices in some emerging markets

 . Withholding and other foreign taxes may decrease the Portfolio's return

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfo-lio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on April 21, 1994. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                   Emerging Markets Equity Investments

                                 95     (2.52)%
                                 96     13.16%
                                 97     (8.06)%
                                 98    (32.02)%
                                 99     67.81%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                             One   Five    Life of  Inception
                                            year   years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*   67.81%  2.96%    2.90%   4/21/94
Morgan Stanley Emerging Markets Free Index  26.96% 12.83%   11.93%     **
Lipper Emerging Markets Funds Average       70.26%  4.60%    2.46%     **
-----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 4/21/94.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              30.40 %                                               4th/1999
Worst                            (23.67)%                                               3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                     (21.48)%                                       through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is the
 Morgan Stanley Emerging Markets
 Free Index. The index is com-
 posed of equity total returns of
 countries with low to middle per
 capita incomes, as determined by
 the World Bank. Unlike the Port-
 folio, the benchmark is unman-
 aged and does not include any
 expenses. In addition, the Port-
 folio compares its performance
 with the Lipper Emerging Markets
 Funds Average. It is an average
 of the reinvested performance of
 funds that invest at least 65%
 of total assets in emerging mar-
 ket equity securities, where
 emerging market is defined by a
 country's gross national product
 per capita or other economic
 measures.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      1.10%
   Other expenses                       0.56%
                                        -----
  Total annual Portfolio operating
   expenses                             1.66%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $319                   $974                             $1,654                             $3,467

 Consulting Group Capital Markets Funds

Balanced Investments

Investment objective

Total return through a combination of current income and capital appreciation.

Principal investment strategies

The Portfolio balances its investments across both common stocks and investment grade fixed income securities issued by corporate and governmental issuers. The Portfolio intends to maintain at least a quarter of its assets in fixed-income senior securities, preferred stocks and convertible debt securities and con-vertible preferred stocks to the extent their value is attributable to their fixed income characteristics.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio, an equity subadvisor and a fixed income subadvisor.

Laurel Capital Advisors ("Laurel") manages the equity portion of the Portfo-lio's assets. In selecting stocks for investment, it focuses on common stocks of companies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the S&P 500 Index. The percentage of the Portfolio's assets allocated to Laurel is 60%.

Seix Investment Advisors ("Seix") manages the fixed income portion of the Port-folio's assets. The subadvisor combines traditional credit research with pro-prietary analysis that seeks to identify mispriced or undervalued fixed-income securities such as U.S. government securities and corporate bonds. It empha-sizes those securities that have a potential for higher income while maintain-ing a duration that is approximately equal to the Lehman Brothers Aggregate Bond Index. The percentage of the Portfolio's assets allocated to Seix is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. These risks are described on page 3. The market prices of common stocks are generally more volatile than fixed income investments. As a balanced investment, the Portfo-lio's net asset value may be less volatile than other equity oriented portfo-lios. However, since the Portfolio invests a significant portion of its assets in fixed income securities, it has less potential for capital appreciation.

The market value of foreign securities may go down because of unfavorable for-eign government actions, political, economic or market instability or the ab-sence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on February 16, 1993. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark indices and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                             Balanced Investments

                                 94     (2.68)%
                                 95     27.41%
                                 96     15.32%
                                 97     20.29%
                                 98      8.43%
                                 99      9.47%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One    Five    Life of  Inception
                                           year    years  Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*   9.47 % 15.97%   12.31%   2/16/93
Lehman Gov/Corp Bond Index                 (2.15)%  7.61%    5.93%     **
S&P 500                                    21.03 % 28.54%   21.96%     **
Lipper Balanced Funds Average               8.92 % 16.37%   12.33%     **
-----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 2/16/93.

 Consulting Group Capital Markets Funds

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             11.66 %                                            2nd/1997
Worst                            (8.06)%                                            3rd/1998
------------------------------------------------------------------------------------------------
Year-to-date                      3.62 %                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmarks are
 Standard & Poor's 500 Index and
 the Lehman Brothers Government/
 Corporate Bond Index. The S&P
 500 is an index of 500 of the
 largest stocks in the U.S. The
 Lehman Index is a composite of
 debt securities of the U.S.
 government and its agencies and
 publicly issued fixed income,
 investment grade, non-
 convertible corporate debt
 securities. Unlike the
 Portfolio, the benchmarks are
 unmanaged and do not include any
 expenses. In addition, the
 Portfolio compares its
 performance with the Lipper
 Balanced Funds Average. It is an
 average of the reinvested
 performance of funds whose
 primary objective is to conserve
 principal by maintaining at all
 times a balanced portfolio of
 both stocks and bonds.
 Typically, the stock/bond ratio
 ranges around 60 percent/40
 percent, respectively.

 The Consulting Group has de-
 signed this Portfolio for in-
 vestors who participate in the
 TRAK(R) Advisory Service through
 employee benefit plans which do
 not make the full range of Capi-
 tal Markets Funds offered
 through this prospectus avail-
 able to participants. The Con-
 sulting Group will not recommend
 this Portfolio to investors in
 advisory programs which make all
 of the Capital Markets Funds
 available.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                        None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                       0.78%
   Other expenses                        0.38%
                                       -------
  Total annual Portfolio operating
   expenses                              1.16%
                                       =======
  Management and Administration fee
   waivers*                            (0.16)%
                                       -------
  Net annual portfolio expenses          1.00%
                                       =======

* Management has agreed to waive a portion of management and administration fees. The manager may change or eliminate the management and/or administra-tion fee waivers at any time.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After                  After                             After                             After
   1 year                3 years                           5 years                           10 years
    $269                  $826                             $1,410                             $2,993

 Consulting Group Capital Markets Funds

Intermediate Fixed Income Investments

Investment objective

Current income and reasonable stability of principal.

Principal investment strategies

The Portfolio invests primarily in fixed income securities and instruments is-sued by governmental and corporate issuers. These securities include mortgage-related and asset-backed securities, although the Portfolio will not invest more than 5% of its assets at the time of purchase in asset-backed securities.

Credit quality. The Portfolio invests exclusively in securities rated invest-ment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor.

Maturity. The Portfolio's average maturity ranges from three to ten years. Av-erage maturity is a weighted average of the stated maturities of the debt secu-rities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different in-vestment style. Each subadvisor's investment approach is described below.

Pacific Investment Management Company ("PIMCO") employs top-down and bottom-up investment techniques. It implements the following "top-down" strategies: dura-tion and volatility analyses, sector evaluation and yield curve shape analysis. The subadvisor also employs the following "bottom-up" strategies: credit analy-sis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio's assets allocated to PIMCO is 40%.

Metropolitan West Asset Management, LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strate-gies. The percentage of the Portfolio's assets allocated to MWAM is 20%.

BlackRock Financial Management, Inc. ("BlackRock") employs a relative value ap-proach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sec-tors. The subadvisor evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Port-folio's assets allocated to BlackRock is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 . Greater sensitivity to rising interest rates than Government Money Invest-ments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securi-ties

 . Increased volatility in share price to the extent the Portfolio holds mort-gage derivative securities having imbedded leverage or unusual interest rate reset terms

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfo-lio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calen-dar periods compare to those of the Portfolio's benchmark index and its Lipper Investor Services peer group. The Portfolio's past performance does not neces-sarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                     Intermediate Fixed Income Investments

                                 92      5.86%
                                 93     10.49%
                                 94     (2.76)%
                                 95     14.67%
                                 96      3.64%
                                 97      7.45%
                                 98      7.23%
                                 99     (0.43)%

                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 1999)
--------------------------------------------------------------------------------


                                             One    Five    Life of  Inception
                                            year    years  Portfolio   Date
------------------------------------------------------------------------------
Portfolio (without advisory program fee)*   (0.43)% 6.40%    5.84%   11/18/91
Lehman Brothers Intermediate Gov/Corp Bond
 Index                                       0.49 % 6.93%    6.21%         **
Lipper Intermediate Investment Grade Debt
 Funds Average                              (1.23)% 6.85%    6.47%         **
------------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                  return                                          Quarter/Year
--------------------------------------------------------------------------------------------------
Best                               5.08 %                                         1st/1993
Worst                             (2.30)%                                         1st/1994
--------------------------------------------------------------------------------------------------
Year-to-date                       5.86 %                                         through 3rd/2000
--------------------------------------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's primary
 benchmark is the Lehman Brothers
 Intermediate
 Government/Corporate Bond Index.
 The index is composed of debt
 securities of the U.S.
 government and its agencies and
 publicly issued, fixed rate,
 non-convertible, investment-
 grade domestic corporate debt
 with at least one year remaining
 to maturity. Unlike the
 Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its
 performance with the Lipper
 Intermediate Investment Grade
 Debt Funds Average. It is an
 average of the reinvested
 performance of funds that invest
 at least 65% of their assets in
 corporate investment grade debt
 issues rated in the top four
 grades by a nationally
 recognized rating organization
 with dollar-weighted average
 maturities of five to ten years.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.61%
   Other expenses                       0.17%
                                        -----
  Total annual Portfolio operating
   expenses                             0.78%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $231                   $712                             $1,220                             $2,615

 Consulting Group Capital Markets Funds

Long-Term Bond Investments

Investment objective

Total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity.

Principal investment strategies

The Portfolio invests primarily in fixed income securities issued by U.S. gov-ernmental and corporate issuers, U.S. dollar denominated fixed income securi-ties of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mort-gage-related securities.

Credit quality. The Portfolio invests exclusively in securities rated invest-ment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Western Asset Management Company.

Maturity. The Portfolio's average maturity is at least 10 years. Average matu-rity is a weighted average of the stated maturity of debt securities the Port-folio owns. Individual investments may be of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed-income market--government, corporate and mortgage and asset-backed--depending upon its forecast of relative values.

 . Tracking the duration of the overall portfolio so that it falls within a nar-row band relative to the benchmark index, with adjustment made to reflect the subadvisor's long-term outlook for interest rates.

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 . Greater sensitivity to rising interest rates than Intermediate Fixed Income
  Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securi-ties

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                          Long-Term Bond Investments

                                 92      5.93%
                                 93     10.02%
                                 94     (5.12)%
                                 95     18.13%
                                 96      3.11%
                                 97     12.90%
                                 98     10.63%
                                 99     (9.57)%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                              One    Five    Life of  Inception
                                             year    years  Portfolio   Date
-------------------------------------------------------------------------------
Portfolio (without advisory program fee)*    (9.57)% 6.59%    5.62%   11/18/91
Lehman Brothers Gov/Corp Bond Index          (2.15)% 7.61%    6.93%      **
Lipper Corporate Debt Funds A Rated Average  (2.50)% 6.96%    6.60%      **
-------------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              6.76 %                                                3rd/1998
Worst                            (3.95)%                                                1st/1999
------------------------------------------------------------------------------------------------
Year-to-date                     10.04 %                                        through 3rd/2000
------------------------------------------------------------------------------------------------

 Consulting Group Capital Markets Funds

            BENCHMARKS

 The Portfolio's primary bench-
 mark is the Lehman Brothers
 Government/Corporate Bond Index.
 The index is composed of debt
 securities of the U.S. govern-
 ment and its agencies and pub-
 licly issued fixed rate, non-
 convertible, investment-grade
 corporate debt securities with
 at least one year remaining to
 maturity. Unlike the Portfolio,
 the benchmark is unmanaged and
 does not include any expenses.
 In addition, the Portfolio com-
 pares its performance with the
 Lipper Corporate Debt Funds A
 Rated Average. It is an average
 of the reinvested performance of
 funds that invest at least 65%
 of their assets in corporate
 debt issues rated "A" or better
 by a nationally recognized rat-
 ing organization or government
 issues.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.60%
   Other expenses                       0.32%
                                        -----
  Total annual Portfolio operating
   expenses                             0.92%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $245                   $755                             $1,291                             $2,756

 Consulting Group Capital Markets Funds

Mortgage Backed Investments
Investment objective

High current income and secondarily capital appreciation, each to the extent consistent with the protection of capital.

Principal investment strategies

The Portfolio invests primarily in mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. govern-mental agencies, and government-related organizations, and private issuers. The Portfolio will not invest more than 25% of its assets in privately issued mort-gage-related securities.

The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities (SMBS) and collateralized mort-gage obligations (CMOs). SMBS represent the right to receive either principal or interest payments on U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to en-hance current income, the Portfolio may enter into mortgage dollar roll trans-actions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

How the subadvisor selects the Portfolio's investments

The subadvisor, Utendahl Capital Management CFI, uses a quantitative computer-modelled in-vestment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market.

The subadvisor generally maintains the portfolio's average duration within a narrow band around the duration of the entire mortgage-backed securities mar-ket. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The subadvisor nor-mally focuses the Portfolio's holdings on mortgage related securities issued by U.S. government agencies and government related organizations.

Credit quality. The Portfolio generally invests in securities rated no lower than "A" at the time of purchase by a nationally recognized rating agency or, if unrated, of equivalent quality as determined by the subadvisor. However, up to 20% of the Portfolio's assets may be invested in securities rated as low as "B" by a nationally recognized rating organization or, if unrated, of equiva-lent quality as determined by the subadvisor, upon the concurrence of the man-ager.

Principal risks of investing in the Portfolio

Because mortgage-related securities are a type of fixed income security, your investment in the Portfolio is subject to the risks of investing in fixed in-come securities generally. These risks are described on page 3.

Your investment is also subject to the specific risks of investing primarily in mortgage related securities. Mortgage-related securities generally represent direct or indirect interests in the principal and interest payments on individ-ual pools of mortgage loans. The mortgage loans typically allow the mortgagor (i.e., the homeowner) to prepay principal on their mortgages whenever they choose. For this reason, your investment is also subject to:

 . Increased prepayment and extension risk which increases price and yield vola-tility

 . Increased volatility in share price to the extent the Portfolio holds mort-gage derivative securities having imbedded leverage or unusual interest rate reset terms

 . To the extent the Portfolio enters into mortgage dollar roll transactions, the risk that the securities the Portfolio has agreed to purchase will be worth less on the repurchase date than the repurchase price because of changes in interest rates and market conditions

Payments of principal and interest on mortgage pools issued by government re-lated organizations are not guaranteed by the U.S. government. Although mort-gage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                          Mortgage Backed Investments

                                 92      6.55%
                                 93      6.20%
                                 94     (2.08)%
                                 95     15.46%
                                 96      4.69%
                                 97      8.78%
                                 98      6.93%
                                 99      0.83%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                           One   Five    Life of  Inception
                                           year  years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program fee)*  0.83% 7.23%    6.02%   11/18/91
Lehman Mortgage Backed Index               1.86% 7.98%    4.86%      **
Lipper U.S. Mortgage Funds Average         0.71% 7.03%    5.94%      **
---------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              4.95 %                                                2nd/1995
Worst                            (2.16)%                                                1st/1994
------------------------------------------------------------------------------------------------
Year-to-date                      6.83 %                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's primary
 benchmark is Lehman Brothers
 Mortgage Backed Securities
 Index. The index contains most
 fixed rate securities issued and
 backed by mortgage pools of
 federal agencies or government
 related organizations. Unlike
 the Portfolio, the benchmark is
 unmanaged and does not include
 any expenses. In addition, the
 Portfolio compares its
 performance with the Lipper U.S.
 Mortgage Funds Average. It is an
 average of the reinvested
 performance of funds that invest
 at least 65% of their assets in
 mortgages/securities issued or
 guaranteed as to principal and
 interest by the U.S. Government
 and certain federal agencies.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                        None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                       0.70%
   Other expenses                        0.27%
                                       -------
  Total annual Portfolio operating
   expenses                              0.97%
  Management and Administration
   Fee waivers*                        (0.12)%
                                       -------
  Net annual Portfolio operating
   expenses                              0.85%
                                       =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual portfolio oper-ating expenses (excluding interest expense) to 0.80% of average net assets. The interest expense for the most recent fiscal year was 0.05% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated; . You reinvest all dividends and distributions;
 . You redeem at the end of each period;
 . Your investment has a 5% return each year; and . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $250                   $770                             $1,316                             $2,806

 Consulting Group Capital Markets Funds

High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio invests primarily in fixed income securities of corporate issuers located in the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developed foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securi-ties, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed-income securities rated below investment grade by two or more nationally recognized rating orga-nizations, or, if unrated, of equivalent quality as determined by the subadvisor, Alliance Capital Management L.P. Securities rated below investment grade are commonly known as "junk bonds."

Duration. The Portfolio's average duration ranges from two to six years. Dura-tion is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor employs a relative value investment process, looking for securi-ties of companies with improving or stable credit quality trends. The Portfolio focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:

 . Extensive portfolio research on issuers and their business conditions

 . Thorough analysis of issuers and their credit quality

 . Emphasis on general economic and interest rate trends and forecasts

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 3, are significantly greater for the Portfolio because of its focus on non-in-vestment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your in-vestment in the Portfolio is subject to the following specific risks:

 . Increased price sensitivity to changing interest rates

 . Greater risk of loss because of default or declining credit quality

 . Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

 . A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable for-eign government actions, political, economic or market instability or the ab-sence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

 Consulting Group Capital Markets Funds

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on July 13, 1998. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfo-lio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                            High Yield Investments

                                 99      (6.96)%

                        Calendar year ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One    Five   Life of  Inception
                                           year    years Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  (6.96)%  n/a    (3.62)%  7/13/98
CS First Boston Global High Yield Index     3.28 %  n/a    (0.78)%    **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 7/13/98.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              2.11 %                                                2nd/1999
Worst                            (6.03)%                                                4th/1999
------------------------------------------------------------------------------------------------
Year-to-date                     (1.94)%                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's benchmark is CS
 First Boston Global High Yield
 Index, a broad-based market
 measure of high yield bonds,
 commonly known as "junk bonds".
 Because the index is not a
 managed portfolio, there are no
 advisory fees or internal
 management expenses reflected in
 the index's performance. An
 investor cannot invest directly
 in an index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.90%
   Other expenses                       0.30%
                                        -----
  Total annual Portfolio operating
   expenses                             1.20%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You redeem at the end of each period;

 . You reinvest all dividends and distributions;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After                  After                             After                             After
   1 year                3 years                           5 years                           10 years
    $273                  $838                             $1,430                             $3,032

 Consulting Group Capital Markets Funds

Multi-Sector Fixed Income Investments

Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies

The Portfolio invests primarily in fixed-income securities issued by U.S. gov-ernmental and corporate issuers and mortgage-related and asset-backed securi-ties.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor focuses on a different segment of the fixed income marketplace. Each subadvisor's investment approach is described below.


Metropolitan West Asset Management LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strate-gies. The percentage of the Portfolio's assets allocated to MWAM is 50%.

Western Asset Management Company ("Western") focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed income market (government, corporate and mortgage and asset-backed) depending on its forecast of relative values

 . Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

The percentage of the Portfolio's assets allocated to Western is 20%.

Utendahl Capital Management CFI ("Utendahl") focuses on mortgage-related securities represent-ing pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mort-gage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to en-hance current income, the Portfolio may enter into mortgage dollar roll trans-actions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadvisor uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadvisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and govern-ment related organizations. The percentage of the Portfolio's assets allocated to Utendahl is 20%.

Alliance Capital Management L.P. ("Alliance") focuses on below investment grade fixed income securities, also known as "high yield" securities and commonly re-ferred to as "junk bonds." It invests primarily in fixed income securities of corporate issuers located in the U.S., but may also invest in securities of is-suers located in developed foreign countries. It may also invest a portion of the Portfolio in equity and equity-related securities, including convertible securities, preferred stocks, warrants and rights.

The subadvisor invests primarily in fixed income securities whose average dura-tion ranges from two to six years. Individual securities may be of any maturi-ty.

The subadvisor employs a relative value investment process, looking for securi-ties of companies with improving or stable credit quality trends. It focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:

 . Extensive research of issuers and their business conditions

 . Thorough analysis of issuers and their credit quality

 . Emphasis on general economic and interest rate trends and forecasts.

The percentage of the Portfolio's assets allocated to Alliance is 10%.

 Consulting Group Capital Markets Funds

Credit Quality. The intermediate maturity, long-term maturity and mortgage-re-lated portions of the Portfolio are invested primarily in securities rated in-vestment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadvisor. The high yield portion of the Portfolio will primarily be invested in fixed income secu-rities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor. Securities rated below investment grade are com-monly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfo-lio's holdings to changes in interest rates. Individual securities may be of any maturity.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments

 . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong

 . When interest rates go up, prices of fixed income securities decline

 . An issuer of a security may prepay principal earlier than scheduled, which would force the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

 . Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

 . Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securi-ties with embedded leverage or unusual interest rate reset terms

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Performance

Because this Portfolio commenced operations on October 1, 1999, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Portfolios show in bar and table form at this location of the prospectus.

Year to date: 6.37% (through 3rd Quarter 2000)


                                   BENCHMARK

The Portfolio's primary benchmark
is Lehman Brothers Aggregate Bond
Index. The Index is composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Lehman Mortgage-Backed
Securities Index and also
includes treasury issues, agency
issues, corporate bond issues and
mortgage-backed securities.
Unlike the Portfolio, the
benchmark is unmanaged and does
not include any expenses.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfo-lio's current fiscal year.

  Shareholder fees                        None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*            1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee                        0.85%
   Other expenses                        0.32%
                                       -------
  Total annual Portfolio operating
   expenses**                            1.17%
  Management and Administration fee
   waivers**                           (0.37)%
                                       -------
  Net annual Portfolio operating
   expenses                              0.80%
                                       =======

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."
** Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio oper-ating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

 Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

                                                              After
     After 1                After 3                             5                              After 10
      year                   years                            years                             years
     $270                    $829                             $1,415                            $3,003

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

 Consulting Group Capital Markets Funds

International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio invests primarily in non-U.S. dollar denominated fixed income se-curities issued by foreign governments and corporations and supranational enti-ties. The Portfolio invests primarily in fixed income securities of issuers lo-cated in at least three countries and will not invest more than 25% of its as-sets in the securities of governments or corporations in any one country. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures.

Credit Quality: The Portfolio invests in securities rated investment grade by a nationally recognized rating organization, or if unrated, of equivalent quality as determined by the subadvisor, Julius Baer Investment Management. The Portfo-lio may invest up to 10% of its assets in emerging market debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the subadvisor.

Duration: The Portfolio's average duration ranges from two to eight years. Du-ration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadvisor selects the Portfolio's investments

The subadvisor applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the subadvisor forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The subadvisor employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 . Many foreign markets are smaller, less-liquid and more volatile than U.S.
  markets. In a changing market, the subadvisor may not be able to sell the Portfolio's securities in amounts and at prices the subadvisor considers reasonable

 . The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations

 . The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may signifi-cantly disrupt the principal financial markets in which the Portfolio invests

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfo-lio from year to year since the Portfolio's inception on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessar-ily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                    International Fixed Income Investments

                                 92      3.23%
                                 93     13.83%
                                 94      2.30%
                                 95     23.85%
                                 96      8.69%
                                 97     (2.38)%
                                 98     17.64%
                                 99     (6.83)%

                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One     Five   Life of  Inception
                                           year     years Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program fee)*  (6.83)%  7.57%   7.76%   11/18/91
Salomon Smith Barney Non-U.S. Gov. Bond
 Index                                     (5.07)%  5.90%   7.68%      **
Lipper International Income Funds Average  (4.25)%  6.79%   6.74%      **
-----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                             11.45 %                                                1st/1995
Worst                            (5.43)%                                                1st/1999
------------------------------------------------------------------------------------------------
Year-to-date                     (7.09)%                                        through 3rd/2000
------------------------------------------------------------------------------------------------

            BENCHMARKS

 The Portfolio's primary bench-
 mark is the Salomon Smith Barney
 Non-U.S. Government Bond Index.
 The index is a market capital-
 ization-weighted index consist-
 ing of government bond markets
 in 13 developed countries, ex-
 cluding the U.S. Unlike the
 Portfolio, the benchmark is un-
 managed and does not include any
 expenses. In addition, the Port-
 folio compares its performance
 with the Lipper International
 Income Funds Average. It is an
 average of the reinvested per-
 formance of funds that invest
 primarily in U.S. dollar and
 non-U.S. dollar debt securities
 located in at least three coun-
 tries, excluding the United
 States, except in periods of
 market weakness.

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.70%
   Other expenses                       0.28%
                                        -----
  Total annual Portfolio operating
   expenses                             0.98%
                                        =====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $251                   $773                             $1,321                             $2,816

 The Portfolio is a "non-diversified portfolio," which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of is-suers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

 Consulting Group Capital Markets Funds

Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preserva-tion of capital.

Principal investment strategies

The Portfolio invests principally in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized rating or-ganization, or, if unrated, of equivalent quality as determined by the subadvisor, Smith Affiliated Capital Corporation.

How the subadvisor selects the Portfolio's investments

The subadvisor uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sec-tor rotation. The subadvisor focuses primarily on:

 . ""Vital service" revenue bonds (i.e., water, electric, power, sewer and se-lect transportation authority) and secondarily on general obligation bonds of high-quality issuers.

 . Using portfolio credit analysis to evaluate the relative attractiveness of various securities and sectors.

 . Broad geographic and issuer diversification.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your invest-ment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment in the Portfolio is also subject to the following specific risks:

 . New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the munici-palities to repay these obligations

 . The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio's income distributions may be, and distributions of the Portfolio's gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio's income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distribution of the Portfolio's income and gains will be subject to state taxation.

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfo-lio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calen-dar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                          Municipal Bond Investments

                                 92      8.13%
                                 93     12.59%
                                 94    (10.20)%
                                 95     20.12%
                                 96      2.10%
                                 97      8.82%
                                 98      5.39%
                                 99     (5.62)%

                       Calendar years ended December 31

 Consulting Group Capital Markets Funds

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                              One    Five    Life of  Inception
                                             Year    Years  Portfolio   Date
-------------------------------------------------------------------------------
Portfolio (without advisory program fee)*    (5.62)% 5.83%    4.91%   11/18/91
Lehman Municipal Bond Index                  (2.06)% 6.91%    6.42%      **
Lipper General Municipal Debt Funds Average  (4.58)% 5.78%    5.72%      **
-------------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
** Index comparison begins on 11/18/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                 Total
                                 return                                           Quarter/Year
------------------------------------------------------------------------------------------------
Best                              8.99 %                                                1st/1995
Worst                            (8.16)%                                                1st/1994
------------------------------------------------------------------------------------------------
Year-to-date                     (8.07)%                                        through 3rd/2000
------------------------------------------------------------------------------------------------

                                   BENCHMARKS

 The Portfolio's primary bench-
 mark is the Lehman Brothers Mu-
 nicipal Bond Index. The index is
 a composite measure of the total
 return performance of the munic-
 ipal bond market. Unlike the
 Portfolio, the benchmark is un-
 managed and does not include any
 expenses. In addition, the Port-
 folio compares its performance
 with the Lipper General Munici-
 pal Debt Funds Average. It is an
 average of the reinvested per-
 formance of funds that invest at
 least 65% of their assets in mu-
 nicipal debt issues in the top
 four credit ratings as deter-
 mined by a nationally recognized
 rating organization.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

  Shareholder fees                      None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.60%
   Other expenses                       0.19%
                                        ----
  Total annual Portfolio operating
   expenses                             0.79%
                                        ====

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $232                   $715                             $1,225                             $2,626

 Consulting Group Capital Markets Funds

Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or in-strumentalities and in repurchase agreements with respect to these securities.

Credit quality. The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadvisor, Standish Ayer & Wood, Inc..

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted portfolio maturity of 90 days or less.

How the subadvisor selects the Portfolio's investments

The Portfolio seeks to maintain a constant net asset value of $1 per share by investing in securities which the subadvisor believes present minimal credit risks. It focuses on improving the Portfolio's yield by:

 . Actively managing sector allocations and the average maturity of the Portfo-lio.

 . Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.

 . Adjusting average portfolio maturity to reflect the subadvisor's outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with in-vesting in fixed income securities generally. These risks are described on page
3. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.

Investment in short-term U.S. government securities is generally the most con-servative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to the return on the 90-day Treasury bill. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                    [GRAPH]

                         Percentage Total Returns for
                         Government Money Investments

                                 92      3.25%
                                 93      2.69%
                                 94      3.71%
                                 95      5.48%
                                 96      4.91%
                                 97      5.04%
                                 98      4.99%
                                 99      4.58%

                       Calendar years ended December 31


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 1999)
--------------------------------------------------------------------------------


                                            One  Five   Life of  Inception
                                           year  years Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program fee)*  4.58% 5.00%   4.32%   11/18/91
90-day T-bill Index                        4.74% 5.11%   4.54%         **
--------------------------------------------------------------------------

 * The Portfolio is available only to investors participating in advisory pro-grams. These programs charge an annual fee, which in the case of TRAK(R) Personalized Investment Advisory Service may be up 1.5%

** Index comparison begins on 11/18/91.

The portfolio's 7-day yield as of December 31, 1999 was 5.11%.

 Consulting Group Capital Markets Funds

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS
--------------------------------------------------------------------------------


                                  Total
                                  return                                         Quarter/Year
-------------------------------------------------------------------------------------------------
Best                              1.40%                                          2nd/1995
Worst                             0.65%                                          1st & 2nd/1993
-------------------------------------------------------------------------------------------------
Year-to-date                      4.26%                                          through 3rd/2000
-------------------------------------------------------------------------------------------------

                                   BENCHMARK

The Portfolio's benchmark is the
rate of return of the 90 day
Treasury bill. Unlike the
Portfolio, the benchmark is
unmanaged and does not include
any expenses.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

  Shareholder fees                      None
  (fees paid directly from your
   investment)

  Maximum annual TRAK(R) fee            1.50 %

  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fees                      0.35 %
   Other expenses                       0.43 %
                                       -----
  Total annual Portfolio operating
   expenses                             0.78 %
  Management and Administration fee
   waivers and expense
   reimbursements*                     (0.18)%
                                       -----
  Net annual Portfolio operating
   expenses                             0.60 %
                                       =====

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio oper-ating expenses to 0.60% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

   After 1                After 3                           After 5                           After 10
    year                   years                             years                             years
    $231                   $712                             $1,220                             $2,615

 Consulting Group Capital Markets Funds

More on the Portfolios' Investments

The section entitled "Investments, Risks and Performance" describes the Portfo-lios' investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios' investments and certain investment management techniques the Portfolios may use. More information about the Portfolios' investments and portfolio manage-ment techniques, some of which entail risk, is included in the Statement of Ad-ditional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

         Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the values of a
 Portfolio's investments.


Equity Investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership inter-ests, shares of other investment companies and real estate investment trusts and equity participations.

Fixed Income Investments. The fixed income oriented Portfolios (except Govern-ment Money Investments, Municipal Bond Investments and Balanced Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities (Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Multi-Sector Fixed Income In-vestments and Balanced Investments only), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" matu-rity which is shorter or longer than its stated maturity depending on the de-gree of prepayment or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing interest rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real proper-ty. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mort-gage Backed Investments may each invest up to 25% of their assets in privately issued mortgage-related securities. Long-Term Bond Investments, Balanced In-vestments and Intermediate Fixed Income Investments may each invest up to 5% of their respective assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receiv-ables. A Portfolio's investments in asset-backed securities will be rated in the highest rating category at the time of investment.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on un-derlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such in-struments during periods of declining interest rates. Principal only instru-ments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mort-gage derivatives can also become illiquid and hard to value in declining mar-kets.

Foreign Securities. Investments in securities of foreign entities and securi-ties quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio in-vests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will af-fect the U.S. dollar value of the Portfolio's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing

 Consulting Group Capital Markets Funds
in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of pri-vate businesses or property may be more likely in emerging markets. The Con-sulting Group generally considers all of the western European countries, Cana-da, Australia, New Zealand, Hong Kong, Singapore and Japan to have developed markets and economies and the rest of the countries in the world to have emerg-ing markets and economies.

Economic and monetary union (EMU) in Europe began to be implemented on January 1, 1999, when 11 European countries adopted a single currency--the euro. For participating countries, EMU means sharing a single currency and single offi-cial interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone. EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant de-gree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may in-crease the volatility of the international markets.

Each Portfolio which is not an international oriented Portfolio (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its assets in foreign securities, including emerging market securities.

Municipal Obligations. Municipal Bond Investments invests primarily in munici-pal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classi-fications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private ac-tivity bonds which may be issued by or on behalf of public authorities to fi-nance various privately operated facilities and are not payable from the unre-stricted revenues of the issuer. As a result, the credit quality of private ac-tivity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial con-dition of an issuer of municipal obligations than about issuers of other pub-licly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio's ability to recover interest or principal in the event of a de-fault by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

 Consulting Group Capital Markets Funds

                                 Credit Quality

 A Portfolio's rating criteria
 are applied at the time of pur-
 chase. If a security is subse-
 quently downgraded, the
 subadvisor may, but is not re-
 quired to, sell the security. If
 a security is rated differently
 by two or more rating organiza-
 tions, the subadvisor may use
 the higher rating to determine
 the security's rating category.

 Securities are considered in-
 vestment grade if they are:

 . rated in one of the top four
   long-term rating categories by
   a nationally recognized sta-
   tistical rating organization.

 . unrated securities that the
   subadvisor believes to be of
   comparable quality.

 Securities are considered below
 investment grade if they are
 rated below the top four long-
 term ratings or are of equiva-
 lent quality if unrated. Below
 investment grade securities,
 also known as "high yield secu-
 rities," (commonly known as
 "junk bonds") are subject to:

 . the increased risk of an is-
   suer's inability to meet prin-
   cipal and interest obliga-
   tions.

 . greater price volatility be-
   cause of a heightened sensi-
   tivity to changing interest
   rates.

 . less liquidity.


Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following pur-poses:

 . To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.

 . As a substitute for purchasing or selling securities.

 . To shorten or lengthen the effective maturity or duration of a Portfolio's fixed income investments.

 . To enhance a Portfolio's potential gain in non-hedging situations.

 . To increase a Portfolio's liquidity.

The Portfolios may use various types of derivative instruments, including op-tions on securities and securities indices, futures and options on futures (ex-cept Government Money Investments, Municipal Bond Investments and Balanced In-vestments) and, for those Portfolios that invest directly in foreign securi-ties, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce oppor-tunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on deriva-tives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other party to certain derivative con-tracts presents the same types of credit risk as issuers of fixed income secu-rities. Derivatives can also make a Portfolio's assets less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls. Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transac-tions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to re-purchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the in-terest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadvisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the set-tlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income In-vestments can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are con-sidered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value be-cause of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of de-fault or declining credit quality. In addition, adverse company specific

 Consulting Group Capital Markets Funds
events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative per-ception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSGA, may enter into index swaps.
Index swaps involve the exchange by the Portfolio with another party of the re-spective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to pre-serve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios' investments in these assets are managed by SSB Citi Fund Management LLC ("SSB Citi").

Impact of high portfolio turnover. Each Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio's performance.

Order of Exemption. The Trust is subject to an Order of Exemption from the De-partment of Labor requiring the Portfolio to limit its investments in the secu-rities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance be-tween the Portfolio and other funds that fully replicate the S&P 500 Index.

Investment Policies. The Portfolios' non-fundamental investment policies gener-ally may be changed by the Board of Trustees without shareholder approval.

More information about investment styles. If a subadvisor follows a passive style, the subadvisor's principal objective is to mirror the return of a bench-mark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadvisor believes there is a high correlation be-tween changes in the value of the index and these securities. An active subadvisor seeks to outperform the index by selecting securities which the subadvisor believes will appreciate in value at a rate greater than the index. However, if the subadvisor is incorrect in its estimate of a security's perfor-mance, the Portfolio may underperform the index. A risk controlled subadvisor uses an active management style but employs investment criteria that are in-tended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sec-tors, or in the case of an international fund, country allocations, that the subadvisor believes will outperform the market rather than on individual stock selection. Consequently, these subadvisors place greater emphasis upon economic and market trends. A subadvisor using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadvisor using a contrarian approach primarily focuses on companies which are out of favor and/or its market value is depressed. The subadvisor believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadvisor or Portfolio focuses upon growth stocks, the emphasis is upon compa-nies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company's market price. The subadvisor anticipates that over time the market will reflect the underlying value in the market price.

Potential Conversion. The High Yield Investments reserves the right, if ap-proved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having sub-stantially the same investment objective, policies and restrictions. At least 30 days' written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

 Consulting Group Capital Markets Funds

The Manager
The manager. The Consulting Group, a division of SSB Citi, serves as the man-ager for the Portfolios. SSB Citi is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. As manag-er, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified in-vestment advisors. Since 1973, the Consulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allo-cation, market analysis and investment advisor selection services.

The Portfolios are part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolios and the following additional portfolios which are offered in separate prospectuses, copies of which can be obtained from any Sal-omon Smith Barney Financial Consultant:

 . Multi-Strategy Market Neutral Investments

 . S&P 500 Index Investments

 . Global Sciences and Technology Investments



                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.


The subadvisors. The subadvisors are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio's investment ob-jectives and policies. The name and address of each subadvisor, and the name and background of each portfolio manager, is included on pages 45-49.

The subadvisor selection process. Subject to the review and approval of the Portfolios' Trustees, the Consulting Group is responsible for selecting, super-vising and evaluating subadvisors who manage the Portfolios' assets. The Con-sulting Group may adjust the allocation of a Portfolio's assets among the subadvisors by up to 10%. Any adjustment affecting more than 10% of a Portfo-lio's assets can only be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Con-sulting Group is also responsible for communicating performance expectations and evaluations to the subadvisors and ultimately recommending to the Board of Trustees whether a subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Portfolios rely upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace ex-isting subadvisors without first obtaining shareholder approval. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide in-vestors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

 Consulting Group Capital Markets Funds

The subadvisors, portfolio managers and the percentage of Portfolio assets each subadvisor manages are described below.

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Large Capitalization Growth   Barclays Global Fund Advisors      60%     Barclays uses a team management
 Investments                  45 Fremont Street                          approach to manage indexed
                              San Francisco, CA 94105                    portfolios.
                              TCW Investment Management          20%     Glen Bickerstaff
                              Company                                    Mr. Bickerstaff has been
                              865 South Figueroa Street                  responsible for the day-to-day
                              Suite 1800                                 management of the Portfolio
                              Los Angeles, CA 90017                      since 2000. He joined the firm
                                                                         in 1998. Prior to joining TCW,
                                                                         he was a senior portfolio
                                                                         manager of Transamerica
                                                                         Investments Services.
                              Turner Investment Partners,        20%     Robert Turner, CFA
                              Inc.                                       Mr. Turner has been primarily
                              1235 Westlakes Drive                       responsible for the day-to-day
                              Suite 350                                  management of the Portfolio
                              Berwyn, PA 19312                           since 2000. He has been
                                                                         chairman and chief investment
                                                                         officer of the firm since 1990
                                                                         and has 19 years of investment
                                                                         experience.
Large Capitalization Value    The Boston Company Asset           20%     Robert J. Eastman
 Equity Investments           Management L.L.C.                          Mr. Eastman has been
                              One Boston Place                           responsible for the day-to-day
                              Boston, MA 02108                           management of the Portfolio
                                                                         since 1996. He has been a vice
                                                                         president of the firm since
                                                                         1991.
                              Parametric Portfolio Associates    10%     David Stein
                              7310 Columbia Center                       Tom Seto
                              701 Fifth Avenue                           Mr. Stein has been primarily
                              Seattle, WA 98164                          responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1996. Mr. Stein, a
                                                                         managing director of
                                                                         Parametric, joined the firm in
                                                                         1997 and has had 13 years of
                                                                         investment experience. Mr. Seto
                                                                         is a portfolio manager and
                                                                         joined Parametric in 1998 and
                                                                         has 8 years of investment
                                                                         experience.
                              Barclays Global Fund Advisors      50%     Barclays uses a team management
                              45 Fremont Street                          approach to manage indexed
                              San Francisco, CA 94105                    portfolios.
                              Chartwell Investment Partners      20%     Bernard Schaffer
                              1235 Westlakes Drive, Suite 330            Mr. Schaffer has been primarily
                              Berwyn, PA 19312                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1999. He has been with
                                                                         Chartwell since 1997 and has
                                                                         had 29 years of investment
                                                                         experience.

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Small Capitalization Growth   Mellon Capital Management          40%     Mellon uses a team management
 Investments                  Corporation                                approach to manage indexed
                              595 Market Street, Suite 3000              portfolios.
                              San Francisco, CA 94105
                              Wall Street Associates             20%     William Jeffery, III
                              1200 Prospect Street, Suite 100            Kenneth McCain
                              La Jolla, CA 92037                         Messrs. Jeffery and McCain have
                                                                         been primarily responsible for
                                                                         the day-to-day management of
                                                                         the Portfolio since 1997.
                                                                         Messrs. Jeffery and McCain are
                                                                         founding partners of the firm
                                                                         and have over 25 years of
                                                                         investment experience.
                              Westpeak Investment Advisors,      15%     Gerald Scriver
                              L.P.                                       Mr. Scriver has been primarily
                              1011 Walnut Street, Suite 400              responsible for the day-to-day
                              Boulder, CO 80302                          management of the Portfolio
                                                                         since 1997. He has been
                                                                         president, chief investment
                                                                         officer and chief executive
                                                                         officer of the firm since its
                                                                         inception in 1991.
                              Kern Capital Management LLC 114    15%     David G. Kern
                              West 47th Street, Suite 1926               Mr. Kern has been primarily
                              New York, NY 10036                         responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since 1999. He has been with
                                                                         Kern since 1997 and has had 13
                                                                         years of investment experience.
                              Westfield Capital Management       10%     Randall Watts
                              Co., Inc.                                  Mr. Watts has been primarily
                              One Financial Center                       responsible for the day-to-day
                              Boston, MA 02111                           management of the Portfolio
                                                                         since 2000. He has been with
                                                                         Westfield since 1992 and has 10
                                                                         years of investment experience.
Small Capitalization Value    Mellon Capital Management          60%     Mellon uses a team management
 Equity Investments           Corporation                                approach to manage indexed
                              595 Market Street, Suite 3000              portfolios.
                              San Francisco, CA 94105
                              NFJ Investment Group               25%     Benno Fischer
                              2121 San Jacinto Street,                   Paul Magnuson
                              Suite 1840                                 Messrs. Fischer and Magnuson
                              Dallas, TX 75201                           have been responsible for the
                                                                         day-to-day management of the
                                                                         Portfolio since 1993. Mr.
                                                                         Fischer is a managing director
                                                                         and has been with NFJ since
                                                                         1989. Mr. Magnuson is a
                                                                         portfolio manager and has been
                                                                         with NFJ since 1992.

 Consulting Group Capital Markets Funds

            Fund                         Subadvisor            Percentage        Portfolio Manager
---------------------------------------------------------------------------------------------------------
Small Capitalization Value    Rutabaga Capital Management LLC     15%     Peter Schliemann
 Equity Investments--         Two Oliver Street                           Mr. Schliemann has been
 (Continued)                  Boston, MA 02109                            primarily responsible for the
                                                                          day-to-day management of the
                                                                          Portfolio since 2000. Mr.
                                                                          Schliemann founded Rutabaga in
                                                                          1999, and is President. Prior
                                                                          to founding Rutabaga, he was a
                                                                          director, executive vice
                                                                          president and portfolio manager
                                                                          of David L. Babson & Co. Inc.
International Equity          State Street Global Advisors        40%     State Street utilizes a team
 Investments                  Two International Place                     management approach.
                              Boston, MA 02110
                              Oechsle International Advisors,     30%     Kathleen Harris
                              LLC                                         Ms. Harris had shared
                              One International Place                     management responsibility since
                              Boston, MA 02110                            1997. She has been with Oechsle
                                                                          since 1997. Previously, Ms.
                                                                          Harris was portfolio manager
                                                                          and investment director for the
                                                                          State of Wisconsin Investment
                                                                          Board, where she managed the
                                                                          fund's international equity
                                                                          assets. Prior to that time, she
                                                                          was a fund manager and equity
                                                                          analyst for the Northern Trust
                                                                          Company.
                              Scudder Kemper Investments, Inc.    30%     Scudder uses a team management
                              345 Park Avenue                             approach.
                              New York, NY 10154
Emerging Markets Equity       State Street Global Advisors        20%     State Street uses a team
 Investments                  Two International Place                     management approach.
                              Boston, MA 02110
                              Foreign & Colonial Emerging         30%     Foreign & Colonial utilizes a
                              Markets Ltd.                                team management approach.
                              8th Floor
                              Exchange House
                              Primrose Street
                              London EC2A 2NY
                              England
                              Baring Asset Management, Inc.       50%     Baring utilizes a team
                              125 High Street                             management approach.
                              Boston, MA 02110

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Balanced Investments          Laurel Capital Advisors, LLP       60%     Bert Mullins
                              One Mellon Bank Center,                    Mr. Mullins is a senior vice
                              Suite 151-3925                             president and has been with the
                              Pittsburgh, PA 15258                       firm for 9 years and has had 34
                                                                         years of investment experience.
                                                                         He has been primarily
                                                                         responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since January 1999.
                              Seix Investment Advisors           40%     Christina Seix
                              300 Tice Boulevard                         Ms. Seix is Chairman and Chief
                              Woodcliff Lake, NJ 07675                   Investment Officer of the firm.
                                                                         She has been with the firm for
                                                                         8 years and has had 27 years of
                                                                         investment experience. Ms. Seix
                                                                         has been primarily responsible
                                                                         for the day-to-day management
                                                                         of the portfolio since January
                                                                         1999.
Intermediate Fixed Income     Metropolitan West Asset             20%    MWAM utilizes a
 Investments                  Management, LLC                            team management approach.
                              11766 Wilshire Boulevard
                              Suite 1580
                              Los Angeles, CA 90025
                              Pacific Investment Management       40%    William C. Powers
                              Company                                    Mr. Powers is a Managing
                              840 Newport Center Drive,                  Director at Pacific Investment
                              Suite 300                                  Management Company and has been
                              Newport Beach, CA 92660                    with the firm for 10 years. He
                                                                         has had 17 years of investment
                                                                         experience.
                              Black Rock Financial                40%    Black Rock utilizes a team
                              Management, Inc.                           approach.
                              345 Park Avenue
                              New York, NY 10154
Long-Term Bond Investments    Western Asset Management           100%    Western utilizes a team
                              Company                                    management approach.
                              117 East Colorado Boulevard
                              Pasadena, CA 91105
Mortgage Backed Investments   Utendahl Capital Management CFI    100%    Utendahl utilizes a team
                              (Successor to Atlantic                     management approach.
                              Portfolio Analytics &
                              Management, Inc.)
                              201 East Pine Street,
                              Suite 825
                              Orlando, FL 32801
High Yield Investments        Alliance Capital Management        100%    Nelson R. Jantzen
                              L.P. 1345 Avenue of the                    Sheryl A. Rothman
                              Americas                                   Mr. Jantzen is a senior vice
                              New York, NY 10105                         president and co-head of the
                                                                         High Yield Group and has had 26
                                                                         years of investment experience.
                                                                         Ms. Rothman is a senior vice
                                                                         president and portfolio manager
                                                                         and has 16 years of investment
                                                                         experience.

 Consulting Group Capital Markets Funds

            Fund                        Subadvisor            Percentage        Portfolio Manager
--------------------------------------------------------------------------------------------------------
Multi-Sector Fixed Income     Metropolitan West Asset      50%   MWAM utilizes a
Investments                  Management, LLC                     team management
                                                                   approach
                              11766 Wilshire Boulevard
                              Suite 1580
                              Los Angeles, CA 90025
                              Western Asset Management    20%   Western utilizes
a team
                              Company                                    management approach.
                              117 East Colorado Boulevard
                              Pasadena, CA 91105
                              Utendahl Capital Management CFI     20%    Utendahl utilizes a team
management approach.

                              201 East Pine Street, Suite 825
                              Orlando, FL 32801
                              Alliance Capital Management         10%    Nelson R. Jantzen
                              L.P. 1345 Avenue of the                    Sheryl A. Rothman
                              Americas                                   Mr. Jantzen is a senior vice
                              New York, NY 10105                         president and co-head of the
                                                                         High Yield Group and has had 26
                                                                         years of investment experience.
                                                                         Ms. Rothman is a senior vice
                                                                         president and portfolio manager
                                                                         and has 16 years of investment
                                                                         experience.
International Fixed Income    Julius Baer Investment             100%    Edward Dove
 Investments                  Management Inc.                            Mr. Dove has been primarily
                              330 Madison Avenue                         responsible for the day-to-day
                              New York, NY 10017                         management of the Portfolio
                                                                         since 1992. He is a Director of
                                                                         Fixed Income and Portfolio
                                                                         Manager at Julius Baer and has
                                                                         had 19 years of investment
                                                                         experience.
Municipal Bond Investments    Smith Affiliated Capital           100%    Smith utilizes a team
                              Corporation                                management approach.
                              880 Third Avenue
                              New York, NY 10022
Government Money Investments  Standish Ayer & Wood, Inc.         100%    Jennifer Pline
                              One Financial Center                       Ms. Pline has been primarily
                              Boston, MA 02111                           responsible for the day-to-day
                                                                         management of the Portfolio
                                                                         since its inception in 1991.
                                                                         Ms. Pline is a Vice President
                                                                         and joined Standish in 1987.

 Consulting Group Capital Markets Funds

Management Fees. The Consulting       daily net assets for administra-
Group receives fees from each         tion services. The Consulting
Portfolio for its services. In        Group and SSB Citi may voluntar-
turn, the Consulting Group pays       ily waive a portion or all of
the subadvisors a portion of          their respective fees otherwise
this fee for their services. In       payable to them. The chart below
addition, each Portfolio pays SSB     shows the management fees paid by
Citi a fee at an annual rate of       each Portfolio.
0.20% of its average

                                                                                         Actual
                                                                                       Management
                                                                                        Fee Paid
                                                                                         During
                                                                                          Most
                                                                                         Recent
                                                                            Management   Fiscal
               Portfolio                                                       Fee        Year
-------------------------------------------------------------------------------------------------
Large Capitalization Growth Investments                                       0.60%      0.40%
Large Capitalization Value Equity Investments                                 0.60%      0.47%
Small Capitalization Growth Investments                                       0.80%      0.62%
Small Capitalization Value Equity Investments                                 0.80%      0.56%
International Equity Investments                                              0.70%      0.57%
Emerging Markets Equity Investments                                           0.90%      0.90%
Balanced Investments                                                          0.60%      0.58%
Intermediate Fixed Income Investments                                         0.40%      0.41%
Long-Term Bond Investments                                                    0.40%      0.40%
Mortgage Backed Investments                                                   0.50%      0.50%
High Yield Investments                                                        0.70%      0.70%
Multi-Sector Fixed Income Investments                                         0.65%      0.36%
International Fixed Income Investments                                        0.50%      0.50%
Municipal Bond Investments                                                    0.40%      0.40%
Government Money Investments                                                  0.15%      0.13%

Possible Conflict of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset alloca-tion recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.


                                          Consulting Group Capital Markets Funds

Asset Allocation Programs
Shares of the Trust's Portfolios are available to participants in advisory pro-grams or asset based fee programs sponsored by Salomon Smith Barney Inc., in-cluding the TRAK(R) Personalized Investment Advisory Service, or other quali-fied investment advisors approved by the Consulting Group. The advisory serv-ices provide investors with asset allocation recommendations, which are imple-mented through the Portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the Portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 Consulting Group Capital Markets Funds

Investment and Account Information
Account Transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a partic-ipant in an advisory program or asset based fee program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisors not affil-iated with Salomon Smith Barney. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Bar-ney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of a Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolios and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the Portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored or asset based fee program by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All re-demption requests accepted by Salomon Smith Barney or an introducing broker be-fore 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect a Portfo-lio's performance, hurting the Portfolio's other shareholders. If the Consult-ing Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before suspending his or her exchange privilege. During the 15-day period the shareholder will be re-

 Consulting Group Capital Markets Funds
quired either to redeem his or her shares in the Portfolio or establish an al-location which the shareholder expects to maintain for a significant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Port-folio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

A Portfolio generally values its fund securities based on market prices or quo-tations. A Portfolio's currency conversions, if any, are done when the London stock exchange closes. When reliable market prices or quotations are not avail-able, or when the Consulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or currency exchanges close, a Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfolios' Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net in-vestment income and realized capital gains, if any, for each taxable year. Gov-ernment Money Investments declares dividends, if any, from net investment in-come daily and pays dividends monthly. Shareholders in Government Money Invest-ments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios and Balanced Investments declare and pay dividends, if any, from net investment income monthly. The eq-uity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net cap-ital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capi-tal gains. Balanced Investments expects distributions to be from both capital gains and income. The fixed income oriented Portfolios expect distributions to be primarily from income.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss (except no
                                                          gain or loss for
                                                          Government Money
                                                          Investments); long-
                                                          term only if shares
                                                          owned more than one
                                                          year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income (for
 investment income                                        all Portfolios
                                                          except Municipal
                                                          Bond Investments)
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may ac-tually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-inter-est" dividends that shareholders may exclude from their gross incomes for fed-eral income tax purposes if the Portfolio satisfies certain asset percentage requirements.

 Consulting Group Capital Markets Funds

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of a Portfolio's distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your in-vestment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 2000, adjusted gross income in excess of $128,950 ($64,475 for married individuals filing separately).

 Consulting Group Capital Markets Funds

Financial Highlights

The financial highlights tables are intended to help you understand the perfor-mance of each portfolio for the past five years. The information in the follow-ing tables was audited by KPMG LLP, independent auditors, whose report, along with each portfolio's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

                  For a share of beneficial interest
                  outstanding throughout each year ended August
                  31:

                  Large Capitalization Growth Investments
                  -------------------------------------------------------------

                                                2000   1999   1998   1997   1996
                  --------------------------------------------------------------
               Net Asset Value, Beginning of
               Year                           $24.35 $17.30 $17.27 $13.10 $12.13
                  --------------------------------------------------------------
               Income (Loss) From
               Operations:
                Net investment income (loss)  (0.04)   0.01   0.04   0.07   0.07
                Net realized and unrealized
                gain                            7.87   7.87   1.31   4.72   1.46
                  --------------------------------------------------------------
               Total Income From Operations     7.83   7.88   1.35   4.79   1.53
                  --------------------------------------------------------------
               Less Distributions From:
                Net investment income             -- (0.01) (0.08) (0.08) (0.06)
                Net realized gains            (2.85) (0.82) (1.24) (0.54) (0.50)
                  --------------------------------------------------------------
               Total Distributions            (2.85) (0.83) (1.32) (0.62) (0.56)
                  --------------------------------------------------------------
               Net Asset Value, End of Year   $29.33 $24.35 $17.30 $17.27 $13.10
                  --------------------------------------------------------------
               Total Return                   34.31% 46.29%  7.81% 37.47% 12.89%
                  --------------------------------------------------------------
               Net Assets, End of Year
               (millions)                     $2,758 $2,326 $1,793 $1,845 $1,205
                  --------------------------------------------------------------
               Ratios to Average Net Assets:
                Expenses                       0.71%  0.68%  0.76%  0.69%  0.83%
                Net investment income (loss)  (0.15)   0.06   0.16   0.50   0.63
                  --------------------------------------------------------------
               Portfolio Turnover Rate           59%    34%    39%    65%    40%
                  --------------------------------------------------------------

                  Large Capitalization Value Equity Investments
                  -------------------------------------------------------------
                                                2000   1999   1998   1997   1996
                  --------------------------------------------------------------
               Net Asset Value, Beginning of
               Year                           $13.53 $12.28 $14.91 $11.55 $10.42
                  --------------------------------------------------------------
               Income From Operations:
                Net investment income           0.17   0.17   0.16   0.23   0.26
                Net realized and unrealized
                gain                            0.31   2.94   0.08   4.09   1.25
                  --------------------------------------------------------------
               Total Income From Operations     0.48   3.11   0.24   4.32   1.51
                  --------------------------------------------------------------
               Less Distributions From:
                Net investment income         (0.17) (0.18) (0.11) (0.34) (0.24)
                Net realized gains            (1.91) (1.68) (2.76) (0.62) (0.14)
                  --------------------------------------------------------------
               Total Distributions            (2.08) (1.86) (2.87) (0.96) (0.38)
                  --------------------------------------------------------------
               Net Asset Value, End of Year   $11.93 $13.53 $12.28 $14.91 $11.55
                  --------------------------------------------------------------
               Total Return                    4.00% 26.36%  0.03% 38.98% 14.75%
                  --------------------------------------------------------------
               Net Assets, End of Year
               (millions)                     $1,933 $1,946 $1,712 $1,935 $1,512
                  --------------------------------------------------------------
               Ratios to Average Net Assets:
                Expenses                       0.78%  0.75%  0.80%  0.78%  0.80%
                Net investment income           1.34   1.10   1.18   1.70   2.31
                  --------------------------------------------------------------
               Portfolio Turnover Rate           78%    54%    57%    70%    24%
                  --------------------------------------------------------------

 Consulting Group Capital Markets Funds

Small Capitalization Growth Investments
--------------------------------------------------------------------------------

                                         2000(1)   1999     1998   1997   1996
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $17.93  $12.83   $18.29 $17.79 $17.19
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                     (0.11)  (0.07)   (0.07) (0.06) (0.08)
 Net realized and unrealized gain (loss)   8.66    5.68   (4.23)   2.87   3.36
------------------------------------------------------------------------------
Total Income (Loss) From Operations        8.55    5.61   (4.30)   2.81   3.28
------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                      (2.12)  (0.51)   (1.16) (2.31) (2.68)
------------------------------------------------------------------------------
Total Distributions                      (2.12)  (0.51)   (1.16) (2.31) (2.68)
------------------------------------------------------------------------------
Net Asset Value, End of Year             $24.36  $17.93   $12.83 $18.29 $17.79
------------------------------------------------------------------------------
Total Return                             50.57%  44.32% (25.10)% 17.53% 21.33%
------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $1,572  $1,109     $859   $777   $494
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                 0.98%   0.93%    1.01%  0.90%  1.00%
 Net investment loss                     (0.50)  (0.39)   (0.43) (0.39) (0.49)
------------------------------------------------------------------------------
Portfolio Turnover Rate                    110%    108%      91%    81%    83%
------------------------------------------------------------------------------

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

                                           2000   1999  1998(1)   1997   1996
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $10.56 $11.11   $14.45 $11.11 $10.01
-----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.20   0.19     0.17   0.19   0.16
 Net realized and unrealized gain (loss)   0.30   1.28   (1.66)   4.22   1.08
-----------------------------------------------------------------------------
Total Income (Loss) From Operations        0.50   1.47   (1.49)   4.41   1.24
-----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.16) (0.20)   (0.13) (0.19) (0.14)
 Net realized gains                      (0.18) (1.82)   (1.72) (0.88)     --
-----------------------------------------------------------------------------
Total Distributions                      (0.34) (2.02)   (1.85) (1.07) (0.14)
-----------------------------------------------------------------------------
Net Asset Value, End of Year             $10.72 $10.56   $11.11 $14.45 $11.11
-----------------------------------------------------------------------------
Total Return                              5.09% 13.61% (12.84)% 42.40% 12.48%
-----------------------------------------------------------------------------
Net Assets, End of Year (millions)         $852   $744     $740   $622   $479
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                 0.91%  0.96%    0.94%  0.90%  0.95%
 Net investment income                     2.12   1.70     1.45   1.62   1.52
-----------------------------------------------------------------------------
Portfolio Turnover Rate                     72%    53%      59%    53%    39%
-----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

 Consulting Group Capital Market Funds

International Equity Investments
--------------------------------------------------------------------------------

                                      2000   1999   1998   1997   1996
----------------------------------------------------------------------
Net Asset Value, Beginning of Year  $12.43 $10.69 $10.63 $10.49 $10.50
----------------------------------------------------------------------
Income From Operations:
 Net investment income                0.14   0.09   0.14   0.09     --
 Net realized and unrealized gain     2.19   2.39   0.21   0.87   0.44
----------------------------------------------------------------------
Total Income From Operations          2.33   2.48   0.35   0.96   0.44
----------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.11) (0.15) (0.17) (0.12) (0.17)
 Net realized gains                 (1.15) (0.59) (0.12) (0.70) (0.28)
----------------------------------------------------------------------
Total Distributions                 (1.26) (0.74) (0.29) (0.82) (0.45)
----------------------------------------------------------------------
Net Asset Value, End of Year        $13.50 $12.43 $10.69 $10.63 $10.49
----------------------------------------------------------------------
Total Return                        19.17% 24.06%  3.53%  9.53%  4.23%
----------------------------------------------------------------------
Net Assets, End of Year (millions)  $1,569 $1,385 $1,331 $1,136   $844
----------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         0.94%  0.82%  0.90%  0.97%  1.00%
 Net investment income (loss)         0.54   0.90   1.23   0.70 (0.12)
----------------------------------------------------------------------
Portfolio Turnover Rate                75%    45%    45%    32%    50%
----------------------------------------------------------------------

(1) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Equity Investments would be 1.00%; prior year numbers have not been restated to reflect these numbers.

 Consulting Group Capital Markets Funds

Emerging Markets Equity Investments
--------------------------------------------------------------------------------

                                      2000(1)  1999(1)     1998     1997    1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $6.74    $4.37    $9.31    $8.50   $7.85
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)(2)       (0.02)     0.05     0.06     0.04    0.03
 Net realized and unrealized gain
  (loss)                                 0.67     2.36   (4.44)     0.79    0.62
--------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.65     2.41   (4.38)     0.83    0.65
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                 (0.04)   (0.04)   (0.10)   (0.01)      --
 Net realized gains                        --       --   (0.46)   (0.01)      --
--------------------------------------------------------------------------------
Total Distributions                    (0.04)   (0.04)   (0.56)   (0.02)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Year            $7.35    $6.74    $4.37    $9.31   $8.50
--------------------------------------------------------------------------------
Total Return                            9.62%   55.37% (49.49)%    9.88%   8.28%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $305,066 $317,626 $230,526 $226,280 $97,489
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)(3)                         1.66%    1.72%    1.69%    1.60%   1.84%
 Net investment income (loss)          (0.24)     0.84     0.80     0.39    0.26
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  110%     135%     139%     105%    106%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                      Expense Ratios
                                       Net Investment    Without
                                         Income Per   Waivers and/or
                                       Share Decrease Reimbursements
  Portfolio                                 1996           1996
 -------------------------------------------------------------------
  Emerging Markets Equity Investments      $0.01          1.97%

(3) During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Emerging Markets Equity Investments would be 1.80%; prior year numbers have not been restated to reflect these numbers.

 Consulting Group Capital Markets Funds

Balanced Investments
--------------------------------------------------------------------------------

                                      2000     1999     1998     1997     1996
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                               $11.41   $10.87   $12.01   $10.00    $9.37
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(1)             0.30     0.25     0.26     0.27     0.29
 Net realized and unrealized gain
  (loss)                              1.19     1.74   (0.53)     2.27     0.95
------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           1.49     1.99   (0.27)     2.54     1.24
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.24)   (0.29)   (0.30)   (0.27)   (0.28)
 Net realized gains                 (1.48)   (1.16)   (0.57)   (0.26)   (0.33)
------------------------------------------------------------------------------
Total Distributions                 (1.72)   (1.45)   (0.87)   (0.53)   (0.61)
------------------------------------------------------------------------------
Net Asset Value, End of Year        $11.18   $11.41   $10.87   $12.01   $10.00
------------------------------------------------------------------------------
Total Return                        14.45%   18.78%  (2.85)%   26.05%   13.60%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $58,810  $74,866  $68,470  $89,789  $50,281
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         1.00%    0.85%    1.00%    1.00%    1.00%
 Net investment income                2.60     1.77     1.92     2.49     2.85
------------------------------------------------------------------------------
Portfolio Turnover Rate               303%     332%      57%      67%      47%
------------------------------------------------------------------------------
Intermediate Fixed Income Investments
------------------------------------------------------------------------------

                                      2000     1999     1998     1997     1996
------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $7.83    $8.19    $8.06    $7.92    $8.10
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                0.48     0.44     0.48     0.50     0.50
 Net realized and unrealized gain
 (loss)                             (0.05)   (0.35)     0.15     0.14   (0.17)
------------------------------------------------------------------------------
Total Income From Operations          0.43     0.09     0.63     0.64     0.33
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.44)   (0.45)   (0.50)   (0.50)   (0.51)
------------------------------------------------------------------------------
Total Distributions                 (0.44)   (0.45)   (0.50)   (0.50)   (0.51)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.82    $7.83    $8.19    $8.06    $7.92
------------------------------------------------------------------------------
Total Return                         5.73%    1.07%    8.00%    8.23%    4.08%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $564,715 $594,666 $574,998 $384,094 $296,053
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Total expenses                      0.78%    0.61%    0.73%    0.73%    0.73%
 Interest expense                     0.03       --       --       --       --
 Other expenses                       0.75     0.61     0.73     0.73     0.73
 Net investment income                6.02     4.53     5.95     6.19     5.78
------------------------------------------------------------------------------
Portfolio Turnover Rate               195%     207%      63%     118%      98%
------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                           Net Investment Income     Expense Ratios Without Waivers
                             Per Share Decrease           and/or Reimbursements
  Portfolio             2000  1999 1998  1997  1996   2000   1999   1998    1997   1996
 -----------------------------------------------------------------------------------------
  Balanced Investments  $0.02 N/A  N/A  $0.00* $0.03   1.16%   N/A    N/A    1.02%   1.26%

* Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

Long-Term Bond Investments
--------------------------------------------------------------------------------

                                      2000     1999      1998     1997     1996
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $7.70    $9.05     $8.26    $7.87    $8.23
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)             0.48     0.49      0.52     0.53     0.51
 Net realized and unrealized gain
  (loss)                              0.21    (1.00)     0.78     0.46   (0.41)
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                            0.69   (0.51)      1.30     0.99     0.10
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.48)   (0.50)    (0.51)   (0.59)   (0.46)
 Net realized gains                 (0.05)   (0.34)        --       --       --
 Capital                            (0.01)       --        --   (0.01)       --
-------------------------------------------------------------------------------
Total Distributions                 (0.54)   (0.84)    (0.51)   (0.60)   (0.46)
-------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.85    $7.70     $9.05    $8.26    $7.87
-------------------------------------------------------------------------------
Total Return                         9.50%  (6.19)%    16.22%   12.93%    1.11%
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $75,091 $115,355  $157,612 $183,051 $155,910
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                         0.92%    0.80%     0.82%    0.78%    0.80%
 Net investment income                6.18     5.81      5.96     6.54     6.18
-------------------------------------------------------------------------------
Portfolio Turnover Rate               358%      30%       63%      34%     125%
-------------------------------------------------------------------------------
Mortgage Backed Investments
-------------------------------------------------------------------------------

                                      2000     1999      1998     1997  1996(1)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                                $7.73    $8.13     $7.96    $7.74    $7.91
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)             0.49     0.45      0.46     0.48     0.48
 Net realized and unrealized gain
  (loss)                              0.08   (0.34)      0.19     0.25   (0.14)
-------------------------------------------------------------------------------
Total Income From Operations          0.57     0.11      0.65     0.73     0.34
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.46)   (0.45)    (0.48)   (0.51)   (0.48)
 Net realized gains                     --   (0.05)        --       --       --
 Capital                                --   (0.01)        --       --   (0.03)
-------------------------------------------------------------------------------
Total Distributions                 (0.46)   (0.51)    (0.48)   (0.51)   (0.51)
-------------------------------------------------------------------------------
Net Asset Value, End of Year         $7.84    $7.73     $8.13    $7.96    $7.74
-------------------------------------------------------------------------------
Total Return                         7.58%    1.30%     8.37%    9.69%    4.37%
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $100,342 $131,039  $156,043 $136,586 $120,945
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Total expenses(2)(3)                 0.85    0.80%     0.80%    0.80%    0.80%
 Interest expense                     0.05       --        --       --       --
 Other expenses                       0.80     0.80      0.80     0.80     0.80
 Net investment income                6.26     5.67      5.69     6.08     6.09
-------------------------------------------------------------------------------
Portfolio Turnover Rate                28%      87%      214%      94%      23%
-------------------------------------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                       Net Investment Income       Expense Ratios Without Waivers
                        Per Share Decrease             and/or Reimbursements
  Portfolio        2000  1999  1998  1997  1996   2000   1999   1998   1997   1996
 ----------------------------------------------------------------------------------
  Mortgage Backed
   Investments     $0.01 $0.01 $0.01 $0.01 $0.01  0.97%  0.91%  0.93%  0.93%  0.94%

(3)As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

 Consulting Group Capital Markets Funds

High Yield Investments
--------------------------------------------------------------------------------

                                      2000(2)   1999(2)   1998(3)
-----------------------------------------------------------------
Net Asset Value, Beginning of Year      $7.33     $7.89     $8.00
-----------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(1)                0.69      0.83      0.05
 Net realized and unrealized loss      (1.37)    (0.54)    (0.16)
-----------------------------------------------------------------
Total Income (Loss) From Operations    (0.68)      0.29    (0.11)
-----------------------------------------------------------------
Less Distributions From:
 Net investment income                 (0.71)    (0.83)        --
 Net realized gains                        --    (0.02)        --
 Capital                                (0.09)       --        --
-----------------------------------------------------------------
Total Distributions                    (0.80)    (0.85)        --
-----------------------------------------------------------------
Net Asset Value, End of Year            $5.85     $7.33     $7.89
-----------------------------------------------------------------
Total Return                          (9.37)%     3.67% (1.38)%++
-----------------------------------------------------------------
Net Assets, End of Year (000s)       $164,056  $155,057   $76,557
-----------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                            1.20%     1.19%    1.20%+
 Net investment income                  11.30     10.62     7.37+
-----------------------------------------------------------------
Portfolio Turnover Rate                  129%      122%       13%
-----------------------------------------------------------------

(1)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                  Expense Ratios
                          Net Investment Income  Without Waivers
                           Per Share Decrease   and Reimbursements
  Portfolio                       1998                 1998
 -----------------------------------------------------------------
  High Yield Investments          0.01                2.42+

(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 Consulting Group Capital Markets Funds

International Fixed Income Investments
--------------------------------------------------------------------------------

                                     2000(1)  1999(1)     1998     1997     1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year     $8.10    $8.34    $8.21    $9.11    $9.01
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                  0.36     0.42     0.51     0.51     0.55
 Net realized and unrealized gain
  (loss)                              (0.84)   (0.24)     0.31   (0.62)     0.49
--------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           (0.48)     0.18     0.82   (0.11)     1.04
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                (0.06)   (0.42)   (0.27)   (0.55)   (0.94)
 Net realized gains                       --       --   (0.34)   (0.24)       --
 Capital                              (0.32)  (0.00)*   (0.08)       --       --
--------------------------------------------------------------------------------
Total Distributions                   (0.38)   (0.42)   (0.69)   (0.79)   (0.94)
--------------------------------------------------------------------------------
Net Asset Value, End of Year           $7.24    $8.10    $8.34    $8.21    $9.11
--------------------------------------------------------------------------------
Total Return                         (6.13)%    2.30%   10.45%  (1.52)%   12.05%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $235,566 $236,254 $192,068 $125,610 $129,410
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                           0.98%    0.94%    0.97%    0.99%    1.02%
 Net investment income                  4.70     4.85     5.39     5.87     6.34
--------------------------------------------------------------------------------
Portfolio Turnover Rate                 225%     204%     211%     251%     211%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) During the years ended August 31, 1997 and August 31, 1996, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97% and 0.97%, respectively; prior year numbers have not been restated to reflect these numbers.
 * Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

Municipal Bond Investments
--------------------------------------------------------------------------------

                                      2000     1999     1998     1997     1996
------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                 $8.22    $8.92    $8.62    $8.26    $8.27
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(1)             0.37     0.35     0.36     0.38     0.38
 Net realized and unrealized gain
 (loss)                               0.17   (0.57)     0.32     0.34       --
------------------------------------------------------------------------------
Total Income (Loss) From
Operations                            0.54   (0.22)     0.68     0.72     0.38
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.35)   (0.35)   (0.38)   (0.36)   (0.39)
 In excess of net investment
 income                                 --       --  (0.00)*       --       --
 Net realized gains                 (0.01)   (0.13)       --       --       --
------------------------------------------------------------------------------
Total Distributions                 (0.36)   (0.48)   (0.38)   (0.36)   (0.39)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $8.40    $8.22    $8.92    $8.62    $8.26
------------------------------------------------------------------------------
Total Return                         6.79%  (2.60)%    8.09%    8.88%    4.62%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $48,789  $61,743  $72,511  $52,024  $46,485
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                         0.79%    0.78%    0.80%    0.80%    0.80%
 Net investment income                4.50     4.03     4.20     4.50     4.59
------------------------------------------------------------------------------
Portfolio Turnover Rate                37%     142%     160%      31%      29%
------------------------------------------------------------------------------
Government Money Investments
------------------------------------------------------------------------------

                                      2000     1999     1998     1997     1996
------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                                $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------
 Net investment income(1)             0.05     0.04     0.05     0.05     0.05
 Dividends from net investment
  income                            (0.05)   (0.04)   (0.05)   (0.05)   (0.05)
------------------------------------------------------------------------------
Net Asset Value, End of Year         $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------
Total Return                         5.44%    4.53%    5.10%    4.98%    5.02%
------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $225,756 $303,160 $375,761 $388,713 $278,162
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)(2)                      0.60%    0.60%    0.60%    0.60%    0.60%
 Net investment income                5.30     4.46     4.99     4.91     4.93
------------------------------------------------------------------------------

(1) Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                            Expense Ratios
                         Net Investment Income              Without Waivers
                           Per Share Decrease            and/or Reimbursements
  Portfolio         2000   1999   1998   1997  1996  2000  1999  1998  1997  1996
 ---------------------------------------------------------------------------------
  Municipal Bond
   Investments        N/A    N/A    N/A $0.00* $0.02   N/A   N/A   N/A 0.83% 1.02%
  Government Money
   Investments      $0.02 $0.00* $0.00*   0.01  0.01 0.78% 0.71% 0.66%  0.64  0.72

(2) As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
 * Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------

                                    2000(1)(2)
----------------------------------------------
Net Asset Value, Beginning of Year     $8.00
----------------------------------------------
Income From Operations:
 Net investment income(3)               0.45
 Net realized and unrealized gain       0.06
----------------------------------------------
Total Income From Operations            0.51
----------------------------------------------
Less Distributions From:
 Net investment income                (0.28)
----------------------------------------------
Total Distributions                   (0.28)
----------------------------------------------
Net Asset Value, End of Year           $8.23
----------------------------------------------
Total Return++                         6.47%
----------------------------------------------
Net Assets, End of Year (000s)       $29,989
----------------------------------------------
Ratios to Average Net Assets+:
 Expenses(3)(4)                        0.80%
 Net investment income                  6.13
----------------------------------------------
Portfolio Turnover Rate                 249%
----------------------------------------------

(1) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Expense ratios and the per share decrease in net investment income before fee waivers and/or expense reimbursements were as follows:

                             Net Investment Income Expense Ratio Without Waiver
                              Per Share Decrease        and Reimbursements
  Portfolio                          2000                      2000
 ------------------------------------------------------------------------------
  Multi-Sector Fixed Income
   Investments                       $0.03                     1.17%

(4) As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.
 * Amount represents less than $0.01 per share.

 Consulting Group Capital Markets Funds

                       This page intentionally left blank

                                   APPENDIX A

                               Investment Indices

Following are definitions of indices that are utilized in the Client's Recom-mendation and Review.

Lehman Brothers Government/Corporate Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Lehman Brothers Long Term Government/Corporate Bond Index
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Corporate Bond Index
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Balanced Funds Average
An average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Emerging Markets Funds Average
An average of the reinvested performance of funds that investing at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.

Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Funds Average
An average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Income Funds Average
An average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries excluding the United States, except in periods of market weakness.

Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings

                                   APPENDIX A
growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $1.6 billion in market capitalization. The average market capitalization for a company in this index is $14.10 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 1000 Value Index.

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing approximately 8.0% of the Russell 3000 Index. The average market capitalization for a company in this index is $580 million, with the largest being $1.50 billion.

                                   APPENDIX A

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
As of November 30, 2000, the index tracks the total return of 500 of the largest stocks (378 industrial, 38 utility, 10 transportation and 74 financial companies) in the United States, which represent about 86% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

Salomon Smith Barney Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

Wilshire Large Company Growth Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout, low price-to-book or low return on equity.

Wilshire Large Company Value Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

Wilshire Small Company Growth Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

Wilshire Small Company Value Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The index excludes companies that do not rank favorably on a relative basis because of their high price-to-earnings and price-to-book ratios, or low yield.

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                                   APPENDIX B

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain pro-visions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

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PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-
15.
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SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b)
Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/
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 /1/ PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or "outside") fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requests that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term "officer" be defined and incorporated into the proposed exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
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 /2/ The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term "Affiliate"

 Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

 Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word "affiliate." Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

 Section II(h) of PTE 99-15 provides that--

 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 Although the term "independent" is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term "independent" means "not an affiliate." Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term "affiliate" of Salomon Smith Barney to include:

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term "such person" rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an "affiliate" of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney's affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

 Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph
(1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney's indirect 50 percent ownership interest in the Joint Venture is not a "controlling interest." Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street's exclusive ownership by State
Street Corporation does not trigger the ownership provisions of subparagraph
(3) of Section III(b).

 In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

 Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

 Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 In connection with the revised affiliate definition, Salomon Smith Barney requests that the term "officer" be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual's status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

 The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

 Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

 Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor's Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

 In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell's characterization of stock as either "Growth" or "Value." For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

 Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted,
Section II(i) states that--

 Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 In other words, the exception will apply to "any higher percentage" which may result from a Sub-Adviser's management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the "passive full replication" trading method./3/

 Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser's evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser's exercise of investment discretion.

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is
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 /3/ According to Salomon Smith Barney, there are two forms of index trading-- passive full replication (wherein each stock in the same weightings as the in-dex is owned by a mutual fund) and sampling (in which each sector, but not nec-essarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

necessary to replicate the underlying index./4/ Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

 If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

 Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup's performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.
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 /4/ In its management of a "pure" Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
 The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

 In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market's design preferences.

 For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan's assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

 (2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be--
 (i) Engaged in the business of providing financial information;
 (ii) A publisher of financial news information; or
 (iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./5/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
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 /5/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

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DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

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SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency
(the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan; collectively, the Plans).

 PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/

 In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requested that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term
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 /1/PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside
Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
 PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
 Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

"officer" be defined and incorporated into the Proposed Exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/ or its affiliates, notably in the Sub-Adviser's replication of a third- party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

 The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms "affiliate" and "officer." The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser's replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

 The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption.

Following is a discussion of Salomon Smith Barney's comment letter and the Department's responses with respect thereto.

 1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that "As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion." Also, in that same paragraph, the last sentence states, in part, that "one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney." Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from "Salomon Smith Barney" to "the Consulting Group," which actually chooses the Sub-Advisers.

 In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that--

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the
ICA)./3/

 On page 35141 of the Proposed Exemption, the third sentence of the first "carry-over" paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the "Consulting Group Capital Markets Large Cap Value Fund" and the "Large Cap Growth Consulting Group Capital Markets Fund." However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the "Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments" and the "Consulting Group Capital Markets Funds Large Capitalization Growth Investments." Similarly, in the next paragraph of the Proposed Exemption on page
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/3/Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company's investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the "Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio" is the "Consulting Group Capital Markets S&P Index Investment Fund Portfolio."

 In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

 2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

 In response to this comment, the Department notes Salomon Smith Barney's modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

 (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers.

 The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./4/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment
-------
 /4/The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the

Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual);

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

 Section IV. Effective Dates

 This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new
Section III(d) in the grant notice.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administra-tion, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.
--------------------------------------------------------------------------------
 On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5,
1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the
TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

 On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

 The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

 Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

 (c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

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For More Information


If you want more information about a Portfolio, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolios' investments will be available in the
Portfolios' annual and semiannual reports to shareholders. The Portfolios' annual reports will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolios or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Consultant, or by writing to the Portfolios' sub-transfer agent, PFPC

Global Fund Services, at:

  Consulting Group Capital Markets Funds
  c/o PFPC Global Fund Services
  P.O. Box 9699
  Providence, RI 02940-9699

  or by calling the Portfolios' transfer agent at 800-451-2010

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios' nor the distributor is offering to sell shares of the Portfolios' to any person to whom the Portfolios' may not lawfully sell its shares.

Investment Company Act File No. 811-06318

SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Salomon Smith Barney, Inc, is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

(R)2000 Salomon Smith Barney Inc.  TK2088  12/00



PART B
STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS
S&P 500 INDEX INVESTMENTS

DECEMBER 29, 2000

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

This Statement of Additional Information supplements the information contained in the current Prospectus (the
"Prospectus") of S&P 500 Index Investments (the
"Portfolio"), a separate series of Consulting Group Capital
Markets Funds (the "Trust"), dated December 29, 2000, and should be read in conjunction with the Prospectus. The
Trust is a series company that consists of the Portfolio and seventeen other portfolios offered in separate prospectuses. The Prospectus for the Portfolio may be obtained by contacting any Financial Consultant of Salomon
Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
1
Investment Objectives, Management Policies and Risk Factors
3
Investment Restrictions
7
Portfolio Transactions
9
Portfolio Turnover
10
Investment Management and Other Services
10
Purchase of Shares
13
Redemption of Shares
13
Redemptions in Kind
14
Net Asset Value
14
Determination of Performance
14
Taxes
16
Distributor
19
Custodians, Transfer Agent and Sub-Transfer Agent
19


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940
Act, is indicated by an asterisk.

	Walter E. Auch, Trustee (Age 79). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate
(each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona
85253.

	Martin Brody, Trustee (Age 79). Private Investor;
Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30
Columbia Turnpike, Florham Park, N.J. 07932.

	H. John Ellis, Trustee (Age 73). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive,
Frankfort, Michigan 49635.

	Armon E. Kamesar, Trustee (Age 73). Chairman of the
Board of TEC, an international organization of Chief
Executive Officers; Trustee, U.S. Bankruptcy Court.
Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La
Jolla, CA 92037.

	Stephen E. Kaufman, Trustee (Age 68). Attorney.
Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York,
New York 10172.

	*Heath B. McLendon, Trustee and Chairman of the Board (Age 67). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc. and Director and President of SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") and Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 78 investment companies associated with Citigroup. His address is 7 World Trade Center, New York,
New York 10048.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney;
Director and Senior Vice President of SSB Citi and TIA.
Mr. Daidone serves as Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

	Frank L. Campanale, Investment Officer (Age 47).
President and Chief Executive Officer of Salomon Smith
Barney's Consulting Group. Prior to 1996, National Sales
Director for Consulting Group. His address is 222 Delaware
Avenue, Wilmington, Delaware, 19801.

	LeRoy T. Pease, CFA, Investment Officer (Age 41).
First Vice President of Salomon Smith Barney Consulting
Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic,
Philadelphia, Pennsylvania. His address is 222 Delaware
Avenue, Wilmington, Delaware, 19801.

	Christina T. Sydor, Secretary (Age 49). Managing
Director of Salomon Smith Barney; General Counsel and
Secretary of SSB Citi and TIA.  Ms. Sydor serves as
Secretary of 61 investment companies associated with Citigroup. Her address is 7 World Trade Center, New York,
New York 10048.

Irving David, Controller (Age 39). Director of
Salomon Smith Barney. Controller or Assistant Treasurer of
43 investment companies associated with Citigroup; Formerly
Assistant Treasurer of First Investment Management Company.
His address is 125 Broad Street, New York, New York 10004.

As of December 15, 2000, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Trust.

Remuneration.  No director, officer or employee of Salomon
Smith Barney, SSB Citi or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSB Citi or any of their affiliates a fee of $32,000 per annum plus
$1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the fiscal year ended August 31, 2000, such fees and expenses totaled $21,166.

For the fiscal year ended August 31, 2000, the Trustees of
the Trust were paid the following compensation:
			Total
		Pension or	Total	Number
	Aggregate		Retirement Benefits
	Compensation	of Funds
	Compensation	Aggregate	Accrued as Expense	From	Served in
	Name	From Portfolio	Compensation	of Trust 	Fund
Complex+	Complex
Heath B. McLendon*	None	None	None	None	78
Walter Auch	$283		$36,300	None	$50,600	2
Martin Brody	212	35,100	None	138,000	20
H. John Ellis	342	37,300	None	50,600	2
Armon E. Kamesar	342	 37,300	None	52,600	2
Stephen E. Kaufman	336	 37,300	None	110,650	13

*     Designates "interested trustee".
+     For the calendar year ended December 31, 1999.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Portfolio is a diversified, open-end management investment company. The Prospectus discusses the investment objectives of the Portfolio, a separate series of the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the S&P 500 Index. The
Portfolio intends to invest in substantially all of the stocks that comprise the S&P 500 Index. The Portfolio operates as a "pure" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from its portfolio. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Portfolio at that time.


Foreign Securities. The Portfolio may purchase common stocks of foreign corporations represented in the S&P 500
Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The
Portfolio's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S.
Securities markets.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S.
investments in foreign countries, and potential restrictions on the flow of international capital.
Investments in foreign securities may be affected by changes in governmental administration or economic policy
(in the United Stated and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S.
companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts. These contracts will be used for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. These contracts will be entered into on exchanges designated by the Commodity
Futures Trading Commission ("CFTC") or, consistent with
CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Portfolio intends to purchase. The Portfolio will not use futures for speculative purposes.

The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Subadviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

Options on Securities Indices. The Portfolio may purchase put and call options on the S&P 500 Index. The Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. The Portfolio will not use options for speculative purposes. The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.

Transactions by the Portfolio in options on securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Portfolio's holdings and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Money Market Instruments. The Portfolio may invest up to
10% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities");
certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions;
high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.
Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government
Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Subadviser, acting under the supervision of the board of trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. The
Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss if the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). The
Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The
Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan;
and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Temporary Investments. For temporary defensive purposes, during periods when the Subadviser of the Portfolio, in consultation with the Manager, believes that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SSB Citi. The
Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies.
Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

Department of Labor ("DOL") Exemption. The Trust may offer shares of its portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans").
Because the Trust may offer shares of its portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the Portfolio. The full text of the DOL exemption may be found in Exhibit A of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, of one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance between the Portfolio and other funds that fully replicate the S&P 500 Index.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 8 through 12 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolio:

	1.	The Portfolio will not deviate from the definition
of a "diversified company" as defined in the 1940 Act and rules thereunder.

	2.	The Portfolio will not invest more than 25% of its
total assets in securities, the issuers of which conduct their principal business activities in the same industry.
For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	Issue "senior securities" as defined in the 1940
Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	The Portfolio will not borrow money, except that
(a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	The Portfolio will not make loans. This
restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	6.	The Portfolio will not engage in the business of
underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities.

	7.	The Portfolio will not purchase or sell real
estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	8.	The Portfolio will not purchase any securities on
margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	The Portfolio will not invest in oil, gas or other
mineral leases or exploration or development programs.

	10.	The Portfolio will not make short sales of
securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

11. The Portfolio will not make investments for the purpose of exercising control of management.

	12.	Purchase or otherwise acquire any security if,
as a result, more than 15% of its net assets would be invested in securities that are illiquid.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Portfolio are made by the Subadviser, subject to the overall review of the manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by the Subadviser, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by the Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, its Subadviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement between the Trust and the Subadviser authorizes the Subadviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section
28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreement, respectively, are not reduced by reason of the Portfolio's Subadviser receiving brokerage and research services. The Board of Trustees of the Trust will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolio will not purchase any security, including
U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolio may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

Brokerage Commissions Paid To Salomon Smith Barney

The following table sets forth certain information regarding the Portfolio's payment of brokerage commissions for the fiscal year ended August
31, 2000:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney

S&P 500 Index
Investments
$31,840
$0
0%
0%


PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the index.

The Portfolio's portfolio turnover rate for the fiscal period ended August 31, 2000 was 54%.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisers; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). The
Subadviser serves as investment advisor to the Portfolio pursuant to a separate written agreement with the SSB Citi
("Advisory Agreement"), SSB Citi serves as administrator to the Portfolio pursuant to a written agreement
("Administration Agreement").

The Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisers, and SSB Citi. Included among the Portfolio's expenses are costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSB Citi generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. The Portfolio pays SSB Citi a fee for these services that is computed daily and paid monthly at the annual rate of 0.10% of the value of the Portfolio's average daily net assets. For the fiscal period ended
August 31, 2000, the Portfolio accrued and waived administration fees of $26,570.

SSB Citi, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of October 31, 2000 in excess of $140 billion. The Consulting Group, a division of SSB Citi, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group.
The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. They screen more than 3,000 registered investment advisory firms and track the performance of more than 700 firms on the Manager's comprehensive database. In addition, the Manager conducts over 300 on-sight evaluations of advisors annually. As of August 31, 2000, the Consulting Group provided services with respect to over $226 billion in client assets representing more than 588,000 separate accounts under a variety of programs designed for individual and institutional investors.

Under the Management Agreement, the Portfolio pays SSB Citi a fee, calculated daily and paid monthly, based on the rate applied to the value of the Portfolio's average daily net assets. In addition, SSB Citi pays the Subadviser, based on the rates applied to the Portfolio's average daily net assets on a monthly basis. The applicable management fee, advisory fee paid by
SSB Citi to each Subadviser, and the Subadviser for the Portfolio is indicated below:

A
n
n
u
a
l
Subadviser
	Management
Portfolio
	Subadvisers		Fee 		Fee

 S&P 500 Index Investments
Barclays Global Fund Advisors		0.02%
		0.02%

For the fiscal year ended August 31, 2000, the Portfolio accrued investment management fees of $5,314.


The Manager and the Subadviser pay the salaries of all officers and employees who are employed by it and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadviser bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory
Agreement, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, the Subadviser manages the securities held by the Portfolio in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Portfolio and thereafter monitoring the Subadviser's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisers. In evaluating prospective
Subadvisers, the Manager considers, among other factors, each Subadviser's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadviser, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisers.
However, the Manager's decisions, including the identity of the Subadviser and the specific amount of the Manager's compensation to be paid to the Subadviser, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the manager or any of its affiliates.

Investors should also be aware that through Smith Barney
Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadviser and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the trust recommended for investment. The
Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisers. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Subadvisers and ensure that the Subadvisers comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadviser and its investment advisory contract within 90 days of the engagement of a new Subadviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested"
Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each, the Trust, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Trust's code of ethics is on file with the Securities and Exchange Commission.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized
as an unincorporated business trust under the laws of The
Commonwealth of Massachusetts pursuant to a Master Trust
Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued.
PFPC Trust Company (successor by assignment from PNC Bank,
N.A.), the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights.
Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreement, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust
Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.
Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


As of December 15, 2000, the following shareholders own of record or beneficially 5% or more of shares of the
Portfolio:


PURCHASE OF SHARES

Purchases of shares of the Portfolio through an Advisory
Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolio are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory
Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory
Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. If the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, such investors pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Portfolio is included in the Prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

The Portfolio's net asset value per share is calculated by SSB Citi on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Portfolio's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Portfolio's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Portfolio will be valued at fair value as determined in good faith by the Portfolio's Board of Trustees.

DETERMINATION OF PERFORMANCE

Average Annual Total Return

From time to time, the Trust may advertise the Portfolio's
"average annual total return" over various periods of time.
This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum
Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis).
Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, the Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory
Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business
Week, CDA Investment Technologies, Inc., Changing Times,
Forbes, Fortune, Institutional Investor, Investor's Daily,
Kiplinger's Personal Finance Magazine, Money, Morningstar
Mutual Fund Values, The New York Times, USA Today and The
Wall Street Journal.

The Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the
effect of the maximum annual fee for
participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A
Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of the Portfolio's performance for any specified period in the future.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


The Portfolio's average annual total return without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

From
October 1
1999
through
August 31,
2000
18.24%


The Portfolio's average annual total return with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

From
October 1,
1999
through
August 31,
2000
16.62%

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard &
Poor's 500 Composite Stock Price Index and other industry publications.

TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Portfolio intends to qualify in each year as a separate
"regulated investment company" under the Internal Revenue
Code of 1986, as amended (the "Code"), by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets.
Provided that the Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least
90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax-exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions would otherwise (at least in part) be treated as long-term capital gains. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. The Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer
Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less.
Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or
(3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

Dividends and Distributions

For federal income tax purposes, dividends declared by the Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

The Portfolio may realize net long-term capital gains.
Distributions of the excess, if any, of net long-term capital gain over net short-term capital loss ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by the Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends
(i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or
(ii) the date the Portfolio acquired the stock.
Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and
(ii) the proceeds of any redemptions of Portfolio shares.
An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Effective June 5, 2000, Salomon Smith Barney, located at
388 Greenwich Street, New York, New York 10013 replaced
CFBDS, Inc. as the Portfolio's distributor. Prior to June
5, 2000, CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 served as the Portfolio's distributor. Salomon Smith Barney serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.


CUSTODIANS, TRANSFER AGENT AND SUB-TRANSFER AGENT

PFPC Trust Company (successor as assigned by PNC Bank,
National Association) is located at 8800 Tinicum Blvd.,
Philadelphia, Pennsylvania 19153 and The Chase Manhattan
Bank ("Chase") located at Chase MetroTech Center, Brooklyn,
NY 11245, serve as the custodians for the Trust. Under their respective custodian agreements with the respective funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Portfolio, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street,
New York, New York 10004, serves as the Portfolio's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio and its shareholders.
For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Portfolio's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and distributes dividends and distributions payable by the Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month, and is reimbursed for out-of-pocket expenses.


FINANCIAL STATEMENTS

The Portfolio's Annual Report for the fiscal year ended
August 31, 2000 is incorporated herein by reference in its entirety. The Annual Report was filed on November 9, 2000,
Accession Number 950130-00-5889.



"S&P 500(r)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by SSB Citi Fund Management
LLC. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SSB Citi Fund Management LLC. is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to SSB Citi Fund
Management LLC or the Portfolio. S&P has no obligation to take the needs of SSB Citi Fund Management LLC or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares or in the determination or calculation of the equation by which Portfolio shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY
FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS
   December 29, 2000

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

	This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds
(the "Trust"), dated December 29, 2000, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of eighteen portfolios, fifteen of which are offered by the Prospectus. These are Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Multi-Sector Fixed Income Investments (individually, a "Portfolio" and collectively, the "Portfolios"). Three additional portfolios, Multi-Strategy Market Neutral Investments, S &
P 500 Index Investments and Global Sciences and Technology Investments, are offered in separate prospectuses. The Prospectus may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
2
Investment Objectives, Management Policies and Risk Factors
of the Portfolios
4
Investment Restrictions
25
Portfolio Transactions
27
Portfolio Turnover
31
Investment Management and Other Services
32
Purchase of Shares
38
Redemption of Shares
39
Redemptions in Kind
39
Net Asset Value
40
Determination of Performance
41
Taxes
45
Distributor
50
Custodians, Transfer Agent and Sub-Transfer Agent
50
Financial Statements
50
Appendix
51


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940
Act, is indicated by an asterisk (Mr. Walter Auch is an "interested person" of Large Capitalization Value Equity
Investments, Small Capitalization Value Equity Investments and Intermediate Fixed Income Investments).

*Walter E. Auch, Trustee (Age 79). Consultant to companies in the financial services industry; Director of Pimco
Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan
Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

Martin Brody, Trustee (Age 79). Private Investor; Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia
Turnpike, Florham Park, N.J. 07932.

H. John Ellis, Trustee (Age 73). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive,
Frankfort, Michigan 49635.

Armon E. Kamesar, Trustee (Age 73). Chairman of the Board of TEC, an international organization of Chief Executive
Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La
Jolla, CA 92037.

Stephen E. Kaufman, Trustee (Age 68). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New
York 10172.

*Heath B. McLendon, Trustee and Chairman of the Board (Age
67). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc.
and Director and President of SSB Citi Fund Management LLC
("SSB Citi") (successor to SSBC Fund Management Inc.) and
Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 78 investment companies associated with Citigroup. His address is 7 World Trade Center, New
York, New York 10048.

Lewis E. Daidone, Senior Vice President and Treasurer (Age
42). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Frank L. Campanale, Investment Officer (Age 47). President and Chief Executive Officer of Salomon Smith Barney's
Consulting Group (the "Manager"). Prior to 1996, National
Sales Director for Consulting Group. His address is 222
Delaware Avenue, Wilmington, Delaware, 19801.

LeRoy T. Pease, CFA, Investment Officer (Age 41). First
Vice President of Salomon Smith Barney Consulting Group.
Prior to 1996, Chief Investment Officer of EMT Group and
Manager for Investment Strategy for Bell Atlantic,
Philadelphia, Pennsylvania. His address is 222 Delaware
Avenue, Wilmington, Delaware, 19801.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of
SSB Citi and TIA. Ms. Sydor serves as Secretary of 61 investment companies associated with Citigroup. Her address is 7 World Trade Center, New York New York 10048.

Irving David, Controller (Age 39). Director of Salomon
Smith Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly
Assistant Treasurer of First Investment Management Company;
His address is 388 Greenwich Street, New York, New York
10013.

As of December 15, 2000, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Trust. As of December 15, 2000, the following shareholders own of record or beneficially 5% or more of shares of a Portfolio of the Trust:

Balanced Investments

SB Corp. Trust
Custodian
Synthes (USA)
Attn: Patricia Davis
1690 Russell Road
Paoli, PA 19301
owned 1,274,831.708 shares (17.58%)

SBC Trust Company
TST Inc.
Attn: Jody Tourant
20232 E. 220th Street
Long Beach, CA 98010-1644
owned 630,361.086 shares (8.69%)

SBC Trust Company TTEE
Marketing Specialist Sales Co.
Attn: Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 578,612.962 shares (7.98%)

SBC Trust Company TTEE
Reihalt Thomas Corporation Profit
Sharing and 401k Savings Plan
Attn: Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 447,816.924 shares (6.17%)


Balanced Investments (Continued)

SBC Trust Company TTEE
EBCO Manufacturing Company
401 (k) Profit Sharing Plan
Attn: Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 566,546.436 shares (5.05%)

Remuneration.  No director, officer or employee of Salomon
Smith Barney, SSB Citi or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSB Citi or any of their affiliates a fee of $32,000 per annum plus
$1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the fiscal year ended August
31, 2000, such fees and expenses totaled $21,166.

For the fiscal year ended August 31, 2000, the Trustees of
the Trust were paid the following compensation:
		Total
	Pension or	Total	Number
		Retirement Benefits	Compensation	of
Funds
	Aggregate	Accrued as Expense	From	Served in
	Name	Compensation	of Trust 	Fund Complex*	Complex
Heath B. McLendon**	None	None	None	78
Walter Auch**	$36,300	None	$ 50,600	2
Martin Brody	35,100	None	 138,000	20
H. John Ellis	37,300	None	   50,600	2
Armon E. Kamesar	37,300	None	   52,600	2
Stephen E. Kaufman	37,300	None	  110,650	13

*    For calendar year ended December 31, 1999.
** Designates "interested trustee".  Mr. Auch is an
"interested trustee" of Large Capitalization Value Equity
Investments, Small Capitalization Value Equity Investments and Intermediate Fixed Income Investments.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each of the Portfolios is a diversified, open-end management investment company, except International Fixed
Income Investments, which is a non-diversified Portfolio.
The Prospectus discusses the investment objectives of the Portfolios, separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective investment advisors (separately a "Subadvisor", collectively, the "Subadvisors") to evaluate potential investments.



Equity Securities. The equity oriented Portfolios may invest in all types of equity securities and High Yield
Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure.
This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred shares are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities.
Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock.
Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios' investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940
Act"). Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.
A Portfolio will not invest in other investment companies for which the Subadvisors or any of their affiliates act as an investment advisor or distributor.

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

Investing in Small and Medium Capitalization Companies.
Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events;
have less active trading markets and be harder to sell at the time and prices that a Subadvisor considers appropriate.

Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates.
Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard &
Poor's Ratings Group ("S & P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the Subadvisor. Debt securities rated
BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by S & P or the equivalent rating of other
NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.
In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The
Subadvisors will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional Information.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc.
("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities.
These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Subadvisors to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's
Subadvisors will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Municipal Obligations. Municipal Bond Investments invests in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal
Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

For purposes of applying the Portfolio's diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The "issuer" of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

? the governmental agency, authority, instrumentality or other political subdivision that issued the security;
? the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or
? the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest.
These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer's taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer's general taxing power.

Private activity bonds include certain types of industrial development bonds ("IDBs") issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user.
The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.
These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Mortgage Backed Securities.  Mortgage Backed Investments,
Intermediate Fixed Income Investments, Long-Term Bond
Investments, Balanced Investments and Multi-Sector Fixed
Income Investments may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages.
Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.
Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government
National Mortgage Association ("GNMA"), the principal U.S.
guarantor of such securities, is a wholly owned U.S.
Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal
Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks.
Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.

Mortgage Backed Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Multi-Sector Fixed
Income Investments and Balanced Investments may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities ("ABS").  Intermediate Fixed Income
Investments, Long-Term Bond Investments and Balanced
Investments may each invest up to 5% of their assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in ABS. ABS may enhance a Portfolio's performance, however their use involves certain risks that may not be found in other mutual fund investments. The
Portfolios will only invest in ABS that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.

Mortgage Dollar Roll Transactions. In order to enhance current income, Mortgage Backed Investments, Balanced
Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities.  High Yield Investments and Multi-
Sector Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited that those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates;
in the event of rising interest rates, the value of the securities held by the Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadvisor will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities.  International Fixed Income
Investments, subject to the diversification requirements of the tax code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs.  The Portfolios may also purchase
American Depository Receipts ("ADRs"), European Depository
Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders.
In addition, less information is available in the United
States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored
ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds.  Intermediate
Fixed Income Investments, Long-Term Bond Investments and
Multi-Sector Fixed Income Investments may invest in
Eurodollar certificates of deposit ("ECDs"), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S.
dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Long-Term Bond
Investments may invest up to 15% of its assets in Yankee bonds.

Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-
U.S. issuers or issuers with significant exposure to non-
U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries.
The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S.
securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadvisor to be appropriate.
The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.  Certain non-U.S.
countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western
European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations.
Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes. The Portfolios will be subject to taxes, including withholding taxes, on income
(possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to a Portfolio's investments in such countries.
These taxes will reduce the return achieved by a Portfolio.
Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Economic Monetary Union ("EMU").  On January 1, 1999, 11
European countries adopted a single currency - the Euro.
The conversion to the Euro is being phased in over a three-year period. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing.
Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central
Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU.
Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders
(typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadvisor.
The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Subadvisor to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.  Each
Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities Indices.
Each Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised.
Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Until such time as the staff of the Securities and Exchange
Commission (the "SEC") changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadvisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options. Each Portfolio other than Government Money Investments may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadvisor that such contracts are necessary or appropriate in the management of a Portfolio's assets.
These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission
("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadvisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to State Street Global
Advisors, may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The
Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The
Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater that if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.
Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

U.S. Government Securities.  The U.S. Government Securities
in which the Portfolios may invest include debt obligations
of varying maturities issued by the U.S. Treasury or issued
or guaranteed by an agency or instrumentality of the U.S.
government, including the Federal Housing Administration,
Federal Financing Bank, Farmers Home Administration,
Export-Import Bank of the U.S., Small Business
Administration, Government National Mortgage Association
("GNMA"), General Services Administration, Central Bank for
Cooperatives, Federal Farm Credit Banks, Federal Home Loan
Banks, Federal Home Loan Mortgage Corporation ("FHLMC"),
Federal National Mortgage Association ("FNMA"), Maritime
Administration, Tennessee Valley Authority, District of
Columbia Armory Board, Student Loan Marketing Association,
Resolution Trust Corporation and various institutions that
previously were or currently are part of the Farm Credit
System (which has been undergoing reorganization since
1987).  Some U.S. Government Securities, such as U.S.
Treasury bills, Treasury notes and Treasury bonds, which
differ only in their interest rates, maturities and times
of issuance, are supported by the full faith and credit of
the United States.  Others are supported by: (i) the right
of the issuer to borrow from the U.S. Treasury, such as
securities of the Federal Home Loan Banks; (ii) the
discretionary authority of the U.S. Government to purchase
the agency's obligations, such as securities of the FNMA;
or (iii) only the credit of the issuer, such as securities
of the Student Loan Marketing Association.  No assurance
can be given that the U.S. Government will provide
financial support in the future to U.S. Government
agencies, authorities or instrumentalities that are not
supported by the full faith and credit of the United
States.  Securities guaranteed as to principal and interest
by the U.S. Government, its agencies, authorities or
instrumentalities include: (i) securities for which the
payment of principal and interest is backed by an
irrevocable letter of credit issued by the U.S. Government
or any of its agencies, authorities or instrumentalities;
and (ii) participations in loans made to foreign
governments or other entities that are so guaranteed.  The
secondary market for certain of these participations is
limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S.
Government Securities are debt obligations that are issued or purchased at a significant discount from face value.
The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government
Securities do not require the periodic payment of interest.
These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government
Securities that make regular payments of interest.  A
Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include
STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities.  Each
Portfolio, except Government Money Investments, may invest up to 5% of its net assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related
Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-
Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S.
dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related
Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadvisor at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related
Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts.  Each Portfolio other than Government
Money Investments may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S.
Government, its agencies, authorities or instrumentalities.
The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S.
Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer.
In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities.  Each
Portfolio may purchase securities, including U.S.
government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government
Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Subadvisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A
Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio's total assets (or 15% of the assets of Multi-Sector Fixed Income Investments ). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements.  Emerging Markets Equity
Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A
Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Short Sales "Against the Box". Each Portfolio may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is ''against the box'' if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Multi-Sector Fixed
Income Investments will not invest more than 15% of its net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the
"1933 Act") are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadvisor.
The Subadvisors determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisors' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

Temporary Investments. For temporary defensive purposes, during periods when a Subadvisor of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SSB Citi. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A
Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's
Board of Trustees.

For the same purposes, Emerging Markets Equity Investments,
International Fixed Income Investments and International
Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Subadvisor to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's
Subadvisor.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 12 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the
Portfolios:

	1.	A Portfolio, other than International Fixed Income
Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

	2.	A Portfolio, except Municipal Bond Investments,
will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government Securities and Securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	A Portfolio will not issue "senior securities" as
defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	A Portfolio will not borrow money, except that (a)
a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	A Portfolio will not make loans. This restriction
does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	6.	A Portfolio will not purchase or sell real estate,
real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	7.	A Portfolio will not engage in the business of
underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

	8.	A Portfolio will not purchase any securities on
margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	A Portfolio will not invest in oil, gas or other
mineral leases or exploration or development programs.

	10.	A Portfolio will not make short sales of
securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

	11.	A Portfolio will not make investments for the
purpose of exercising control or management.

	12.	A Portfolio will not purchase any security if,
as a result, (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own more than 3% of any registered investment company's outstanding voting stock; or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one registered investment company or more than 10% of the Portfolio's total assets would be invested in registered investment companies in general.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

Department of Labor ("DOL") Exemption. The Trust may offer shares of its Portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans").
Because the Trust may offer shares of its Portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the Portfolios. The full text of the DOL exemption may be found in Annex B of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including
Citigroup, of one percent of a Portfolio's net assets.
Since the Portfolios will be managed to comply with this limitation, this may result in differences in performance between the Portfolios and other funds that fully replicate the S&P 500 Index.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadvisor(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadvisor, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's
Subadvisor receiving brokerage and research services. The
Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of its Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolios will not purchase any security, including
U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolios may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.


BROKERAGE COMMISSIONS PAID TO SALOMON SMITH BARNEY

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August
31, 2000:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney and
Affiliates

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney and
Affiliates
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney and
Affiliates

Balanced Investments
$48,616
$2,550
5.25%
1.05%
Large Capitalization
Value Equity
Investments
2,619,944
58,133
2.22
1.88
Large Capitalization
Growth Investments
1,547,137
3,240
0.21
0.15
Small Capitalization
Value Equity
Investments
736,866
5,964
0.81
0.42
Small Capitalization
Growth Investments
1,959,457
12,474*
0.64
0.17
International Equity
Investments
3,990,924
24,707
0.62
0.94
Emerging Markets
Equity Investments
1,861,903
  13,190**
0.71
0.18
 *Includes $4,488 for execution, research and statistical services.
 *Includes $377 for execution, research and statistical services.

Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond
Investments, Mortgage Backed Investments, International
Fixed Income Investments, Multi-Sector Fixed Income
Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 2000.


The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August
31, 1999:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney

Balanced Investments
$144,938
$3,636
  2.51%
0.45%
Large Capitalization
Value Equity
Investments
2,358,891
91,291*
3.87

4.36
Large Capitalization
Growth Investments
930,284
0
0.00

0.00
Small Capitalization
Value Equity
Investments
1,604,130
17,682
1.10

0.51
Small Capitalization
Growth Investments
1,633,318
0
0.00

0.00
International Equity
Investments
2,541,653
9,755
0.38

0.64
Emerging Markets
Equity Investments
1,585,052
1,261
0.08

0.08
 *Includes $8,906 for execution, research and statistical services.

Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond
Investments, Mortgage Backed Investments, International
Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1999. There is no information present for Multi-Sector
Fixed Income Investments because it commenced operations on October 1, 1999.


The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1998:






Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney
% of Total
Dollar
Amount of
Transaction
s Involving
Commissions
Paid to
Salomon
Smith
Barney

Balanced Investments
$108, 343
$27,565
25.44%
14.34%
Large Capitalization
Value Equity
Investments
2,783,192
152,635
5.48
4.44
Large Capitalization
Growth Investments
737,579
9
0.001
0.00
Small Capitalization
Value Equity
Investments
1,470,232
24,868
1.69
0.78
Small Capitalization
Growth Investments
1,550,679
6,218
0.40
0.14
International Equity
Investments
3,180,676
70,525
2.22
0.43
Emerging Markets
Equity Investments
2,550,496
0
0.00
0.00

Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond
Investments, Mortgage Backed Investments, International
Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1998.



PORTFOLIO TURNOVER

Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover.
Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. Municipal Bond Investments, Mortgage Backed
Investments, International Fixed Income and Emerging
Markets Equity Investments may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons.
The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Because the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%.
A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadvisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.
Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.


The Portfolios' portfolio turnover rates for the last two fiscal years were as follows:



Portfolio
Year Ended
August 31,
2000
Year Ended
August 31,
1999
Government Money Investments
N/A
N/A
Intermediate Fixed Income
Investments
195%
207%
Long-Term Bond Investments
358%
30%
Municipal Bond Investments
37%
142%
Mortgage Backed Investments
28%
87%
High Yield Investments
129%
122%
Balanced Investments
303%
332%
Large Capitalization Value Equity
Investments
78%
54%
Large Capitalization Growth
Investments
59%
34%
Small Capitalization Value Equity
Investments
72%
53%
Small Capitalization Growth
Investments
110%
108%
International Equity Investments
75%
45%
International Fixed Income
Investments
225%
204%
Emerging Markets Equity Investments
110%
135%
Multi-Sector Fixed Income
Investments
249%
N/A


INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each
Subadvisor serves as investment advisor to a Portfolio pursuant to separate written agreements with the Portfolios
("Advisory Agreements"). SSB Citi serves as administrator to the Portfolio pursuant to a written agreement
("Administration Agreement").

The Portfolios bear their own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SSB Citi. Included among the Portfolios' expenses are costs incurred in connection with a Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSB Citi generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities.


Under the Management Agreement, each Portfolio pays SSB
Citi a fee, calculated daily and paid monthly, based on the
rates applied to the value of each Portfolio's average
daily net assets. In addition, SSB Citi pays each
Subadvisor, based on the rates applied to each respective
Portfolio's average daily net assets on a monthly basis.
The Subadvisor for each Portfolio, as well as the  maximum
allowable annual management fee and advisory fee paid by
SSB Citi to each Subadvisor are indicated below:
										Maximum

	Allowable
A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

 Government Money Investments
Standish, Ayer & Wood, Inc.
                                            on the first
$100 million 		0.15%     	0.15%
                                            on the amount
over $100 million	0.10         	0.15

 High Yield Investments
Alliance Capital Management L.P.   	0.45
		0.70


 Intermediate Fixed Income Investments
Metropolitan West Asset Management Co.
0.20		0.40

                                       Pacific Investment
Management Co. 	     0.25		0.40

			BlackRock Financial Management, Inc.
 		 	     on the first $500 million
0.20      	0.40
                                            on the amount
over $500 million	     0.15		0.40


 Long-Term Bond Investments
Western Asset Management Co.		0.20
	0.40

 Municipal Bond Investments
Smith Affiliated Capital Corp.
	0.20		0.40

 Mortgage Backed Investments
Utendahl Capital Management CFI	0.25
	0.50

 Balanced Investments
Laurel Capital Advisors, LLP		0.30
	0.60

                                        Seix Investment
Advisors, Inc. 		0.25		0.60




A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

 Large Capitalization Value Equity Investments
Barclays Global Fund Advisors		0.02%
		0.32%

                                       The Boston Co. Asset
Management, Inc.:
                                                   on the
first $350 million 		0.30		0.60
                                                   on the
amount over $350 million 	0.25		0.60

                                       Parametric Portfolio
Associates:
                                              	on the
first $300 million		 0.20		0.50
                                               	on the
amount over $300 million 0.15		0.45

Chartwell Investment Partners		0.30
	0.60

 Large Capitalization Growth Investments
Turner Investment Partners, Inc.:
                                             	on the
first $300 million		  0.35		0.60
                                               	on the
amount over $300 million  0.30 		0.60

                                       Barclays Global Fund
Advisors		  0.02		0.32

 TCW Investment Management Co.:
                                             	on the
first $500 million		  0.40		0.60
                                               	on the
amount over $500 million  0.35 		0.60


 Small Capitalization Value Equity Investments

NFJ Investment Group
                                                    on the
first $450 million		  0.50		0.80
                                               	on the
amount over $450 million  0.45		0.75

                                       Rutabaga Capital
Management LLC          0.50		0.80

                                       Mellon Capital
Management Corp. 	  0.06		0.36

 Small Capitalization Growth Investments
Wall Street Associates			0.50
	0.80
                                       Mellon Capital
Management Corp.	0.06		0.36
                                       Westpeak Investment
Advisors, L.P.	0.50		0.80
                                       Kern Capital
Management  LLC 	0.50		0.80
Westfield Capital Management Co., Inc.
	0.50		0.80




A
n
n
u
a
l
Subadvisor
	Management
Portfolio
	Subadvisors		Fee 		Fee

International Equity Investments
             Oechsle International    Advisors,
LLC	  0.40%		0.70%

                                       Scudder Kemper
Investments, Inc.
	on the first $300 million
0.45		0.70
                                               	on the
amount over $300 million  0.40 		0.70

                                       State Street Global
Advisors 		   0.06		0.36

 International Fixed Income Investments
Julius Baer Investments Management Inc.
0.25		0.50

 Emerging Markets Equity Investments
          Foreign & Colonial Emerging Markets
Ltd.  0.60		0.90
                                    State Street Global
Advisors		   0.60		0.90
                                    Baring Asset
Management, Inc.		   0.60		0.90

Multi-Sector Fixed Income Investments
 			Metropolitan West Asset Management
Co.0.20      	0.45
 			Western Asset Management Co.
0.20		0.45
Alliance Capital Management L.P.
0.45      	0.45
Utendahl Capital Management CFI
0.25		0.45


For the year ended August 31, 2000, the Portfolios accrued investment management and administration fees as follows:

Portfolio
Management Fee
Administration
Fee
Government Money Investments
$353,955
$542,112
High Yield Investments
797,658
227,902
Intermediate Fixed Income
Investments
2,652,133
1,280,232
Long-Term Bond Investments
356,034
178,017
Municipal Bond Investments
225,438
112,719
Mortgage Backed Investments
550,030
220,012
Balanced Investments
400,180
137,760
Large Capitalization Value Equity
Investments
8,722,993
3,753,593
Large Capitalization Growth
Investments
10,060,076
5,084,520
Small Capitalization Value Equity
Investments
4,199,206
1,513,068
Small Capitalization Growth
Investments
8,804,328
2,862,089
International Equity Investments
9,305,764
3,299,702
International Fixed Income
Investments
1,219,508
485,469
Emerging Markets Equity Investments
2,491,540
553,676
Multi-Sector Fixed Income
Investments
98,644
50,248

For the fiscal year ended August 31, 2000, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $413,632;
Multi-Sector Fixed Income Investments - $94,359; Mortgage
Backed Investments - $179,068; and Balanced Investments -
$106,924.

For the fiscal years ended August 31, 1999 and 1998 the Portfolios accrued investment management and administration fees as follows:



1999
1998
Portfolio
Management
Fee
Administrati
on Fee
Management
Fee
Administrati
on Fee

Government Money Investments

$497,007

$662,677
$624,357
$832,477
High Yield Investments
923,581
263,880
47,537
13,582
Intermediate Fixed Income
Investments
2,448,152
1,224,478
1,862,860
934,088
Long-Term Bond Investments
559,894
279,947
703,985
351,993
Municipal Bond Investments
284,311
142,156
255,992
127,996
Mortgage Backed Investments
732,616
293,046
766,937
306,775
Balanced Investments
436,950
148,790
506,736
168,912
Large Capitalization Value
Equity Investments
9,718,618
3,901,989
9,677,020
3,922,176
Large Capitalization Growth
Investments
8,640,613
4,546,476
8,517,286
3,867,159
Small Capitalization Value
Equity Investments
4,638,188
1,530,784
4,705,182
1,721,750
Small Capitalization Growth
Investments
6,456,592
2,077,503
6,308,016
2,167,276
International Equity
Investments
6,938,953
2,706,824
7,088,985
2,704,967
International Fixed Income
Investments
1,165,291
475,963
718,551
287,421
Emerging Markets Equity
Investments
2,444,974
536,702
2,430,735
540,163
Multi-Sector Fixed Income
Investments
N/A
N/A
N/A
N/A

For the fiscal year ended August 31, 1999, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $364,437 and Mortgage Backed Investments - $163,318.

For the fiscal year ended August 31, 1998, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $250,798;
Mortgage Backed Investments - $185,737; and High Yield
Investments - $85,979.

The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's
Portfolios so that the Manager would retain, as its annual management fee, no more than 0.30% of each such Portfolio's average daily net assets.

SSB Citi, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of October 31, 2000 in excess of $140 billion. The Consulting Group, a division of SSB Citi, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group.
The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisors, and annually conducts over 300 on-sight evaluation visits to advisors.
As of August 31, 2000, the Consulting Group provided services with respect to over $226 billion in client assets representing more than 588,000 separate accounts under a variety of programs designed for individual and institutional investors.


The Manager and the Subadvisors each pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisors bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory
Agreements, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadvisor manages the securities held by the Portfolio it serves in accordance with that Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolios and thereafter monitoring each Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective
Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisors and ultimately recommending to the Board of Trustees whether Subadvisors' contracts should be renewed, modified or terminated. The
Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors.
However, the Manager's decisions, including the identity of a Subadvisor and the specific amount of the Manager's compensation to be paid to a Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

Investors should also be aware that through Smith Barney
Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific
Portfolios of the trust recommended for investment.  The
Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested"
Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each, the Trust, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Trust's code of ethics is on file with the Securities and Exchange Commission.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized
as an unincorporated business trust under the laws of The
Commonwealth of Massachusetts pursuant to a Master Trust
Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued.
PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights.
Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust
Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.
Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of a Portfolio through an Advisory
Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire;
identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory
Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New
York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio's shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Portfolio's net asset value per share is calculated by SSB Citi on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio's shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.
A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SSB Citi after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SSB Citi may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by a Portfolio in U.S.
dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses.
Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

DETERMINATION OF PERFORMANCE

From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

For a Portfolio other than Government Money Investments, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:


YIELD = 2[(a - b + 1)6 - 1]
cd
Where:
	a = dividends and interest earned during the period.

	b= expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

	c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d= the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned
(variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

The yield for Municipal Bond Investments for the 30-day period ended August 31, 2000 was 4.99%. The equivalent taxable yield for that same period was 7.80%, assuming the payment of Federal income taxes at a rate of 36%.

The yields for the thirty-day period ended August 31, 2000 for the following funds were:

Portfolio



Long-Term Bond Investments
  6.12%
Intermediate Fixed Income
Investments
  6.22
International Fixed Income
Investments
  3.66
Mortgage-Backed Investments
  6.24
High Yield Investments
13.10

The yield for Government Money Investments is computed by:
(a) determining the net change, exclusive of capital
changes, in the value of a hypothetical pre-existing
account in the Portfolio having a balance of one share at
the beginning of a seven day period for which yield is to
be quoted; (b) subtracting a hypothetical charge reflecting
deductions from shareholder accounts; (c) dividing the
difference by the value of the account at the beginning of
the period to obtain the base period return; and (d)
annualizing the results (i.e., multiplying the base period
return by 365/7). The net change in the value of the
account reflects the value of additional shares purchased
with dividends declared on the original share and any such
additional shares, but does not include realized gains and
losses or unrealized appreciation and depreciation. In
addition, the Portfolio may calculate a compound effective
annualized yield by adding one to the base period return
(calculated as described above), raising the sum to a power
equal to 365/7 and subtracting one.

Investors should recognize that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

For the seven-day period ended August 31, 2000, the yield for the Government Money Investments portfolio was 5.96%
(the effective yield was 6.14%) with an average dollar-weighted portfolio maturity of 33 days.

Average Annual Total Return

From time to time, the Trust may advertise a Portfolio's
"average annual total return" over various periods of time.
This total return figure shows the average percentage change in value of an investment in that Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum
Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of a Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by a Portfolio during the period are reinvested in shares of that Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolios' operations or on a year-by-year basis).
Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory
Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business
Week, CDA Investment Technologies, Inc., Changing Times,
Forbes, Fortune, Institutional Investor, Investor's Daily,
Kiplinger's Personal Finance Magazine, Money, Morningstar
Mutual Fund Values, The New York Times, USA Today and The
Wall Street Journal.


A Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the
effect of the maximum annual fee for
participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A
Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of a Portfolio's performance for any specified period in the future.

A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard &
Poor's 500 Composite Stock Price Index, the Dow Jones
Industrial Average and other industry publications.


The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio
From
September
1, 1999
through
August 31,
2000
From
September
1, 1995
through
August 31,
2000
From
Inception**
** through
August 31,
2000
Government Money Investments
5.44%

5.01%
4.42%
High Yield Investments*
(9.37)%

N/A
(3.50)%
Intermediate Fixed Income
Investments
5.73%

5.39%
5.95%
Long-Term Bond Investments
9.50%
6.39%
6.43%
Municipal Bond Investments
6.79%
5.07%
5.54%
Mortgage Backed Investments
7.58%
6.22%
6.24%
Multi-Sector Fixed Income
Investments+
N/A
N/A
6.47%
Balanced Investments**
14.45%
13.59%
12.12%
Large Capitalization Value Equity
Investments
4.00%
15.96%
13.21%
Large Capitalization Growth
Investments
34.31%
26.87%
20.17%
Small Capitalization Value Equity
Investments
5.09%
10.76%
9.81%
Small Capitalization Growth
Investments
50.57%
18.34%
20.33%
International Equity Investments
19.17%
11.81%
10.70%
International Fixed Income
Investments
(6.13)%
3.15%
6.35%
Emerging Markets Equity
Investments***
9.62%
0.50%
0.50%

*	High Yield Investments commenced operations on July
13, 1998.
**		Balanced Investments commenced operations on February
16, 1993.
***	Emerging Market Equity Investments commenced
operations on April 21, 1994.
****	The remaining Portfolios commenced operations on
November 18, 1991.
+	Multi-Sector Fixed Income Investments commenced
operations on October 1, 1999.


The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio
From
September 1,
1999 through
August 31,
2000
From
September
1, 1995
through
August 31,
2000
From
Inception**
** through
August 31,
2000
Government Money Investments
3.88%
3.45%
2.87%
High Yield Investments*
(10.71)%
N/A
(4.93)%
Intermediate Fixed Income
Investments
4.16%
3.82%
4.38%
Long-Term Bond Investments
7.88%
4.81%
4.85%
Municipal Bond Investments
5.21%
3.51%
3.98%
Mortgage Backed Investments
5.98%
4.64%
4.66%
Multi-Sector Fixed Income
Investments+
N/A
N/A
5.02%
Balanced Investments**
12.76%
11.91%
10.46%
Large Capitalization Value Equity
Investments
2.47%
14.24%
11.53%
Large Capitalization Growth
Investments
32.32%
24.99%
18.38%
Small Capitalization Value Equity
Investments
3.53%

9.12%
8.18%
Small Capitalization Growth
Investments
48.34%
16.59%
18.54%
International Equity Investments
17.41%
10.15%
9.06%
International Fixed Income
Investments
(7.53)%
1.62%
4.77%
Emerging Markets Equity
Investments***
7.99%
(1.00)%
(1.00)%
_________________
*		High Yield Investments commenced operations on July
13, 1998.
**		Balanced Investments commenced operations on February
16, 1993.
***	Emerging Market Equity Investments commenced
operations on April 21, 1994.
****	The remaining Portfolios commenced operations on
November 18, 1991.
+	Multi-Sector Fixed Income Investments commenced
operations on October 1, 1999.


TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in a Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

Each Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that a Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income
(including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax-exempt interest income
(reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio's distributions, to the extent derived from its current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as a long-term capital gain or as tax-exempt interest. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, a Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. Each Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by Municipal
Bond Investments that represents income derived from certain revenue or AMT-Subject Bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof.
Moreover, as noted in the Prospectus, some or all of Municipal Bond Investments' exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Bond Investments' dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal
"excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i)
"substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal
"branch profits" tax, or the federal "excess net passive income" tax.

As described above, a Portfolio may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. The Portfolios anticipate that these investment activities will not prevent them from qualifying as regulated investment companies.

A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer
Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

The Portfolios, other than Government Money Investments,
Intermediate Fixed Income Investments, Municipal Bond
Investments, Mortgage Backed Investments and Multi-Sector
Fixed Income Investments, expect to realize a significant amount of net long-term capital gains that will be distributed as described in the Prospectus. Distributions of net realized long-term capital gains ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed to the shareholders after the close of the Portfolio's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share held for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above with respect to Municipal Bond Investments) on the sale or exchange of the share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio's investments (including through depositary receipts) in issuers in such country or
(3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

A Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

On August 31, 2000, the unused capital loss carryovers, by Portfolio, were approximately as follows: Government Money
Investments, $30,000, Intermediate Fixed Income
Investments, $13,922,000, Long-Term Bond Investments,
$780,000, Municipal Bonds Investments, $733,000, Mortgage-
Backed Investments, $589,000, High Yield Investments,
$4,320,000, Multi-Sector Fixed Income Investments, $13,000,
International Fixed Income Investments, $1,461,000 and
Emerging Markets Equity Investments, $83,792,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO
August
31,





(in thousands)
2003
2004
2005
2006
2007
2008
Government Money
$12

$8
--
--
--
    $10
Intermediate Fixed
Income
387
$1,46
2
$773
--
--
11,300
Long-Term Bond
--
--
--
--
--

780
Municipal Bonds
--
--
--
--
--

733
Mortgage Backed
--
--
--
--
--

589
High Yield
--
--
--
--
--

4,320
Multi-Sector Fixed
Income
--
--
--
--
--

13
International Fixed
Income
--
--
--
--
--

1,461
Emerging Markets
Equity
--
--
--
--
$83,792
--

Dividends and Distributions

For federal income tax purposes, dividends declared by a Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

A Portfolio may realize net long-term capital gains.
Distributions of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends" if any) will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by a Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and
(ii) the proceeds of any redemptions of Portfolio shares.
An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Effective June 5, 2000, Salomon Smith Barney, located at
388 Greenwich Street, New York, New York 10013 replaced
CFBDS, Inc. as the Portfolio's distributor. Prior to June
5, 2000, CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 served as the Portfolio's distributor. Salomon Smith Barney serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS, TRANSFER AGENT AND SUB-TRANSFER AGENT

PFPC Trust Company (successor as assigned by PNC bank,
National Association) is located at 8800 Tinicum Blvd.,
Philadelphia, Pennsylvania 19153 and The Chase Manhattan
Bank ("Chase") located at Chase MetroTech Center, Brooklyn,
NY 11245, serve as the custodians for the Trust. Under their respective custodian agreements with the respective funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Portfolio, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street,
New York, New York 10004, serves as each Portfolio's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio, distributes dividends and distributions payable by a Portfolio and produces statements with respect to account activity for a Portfolio and its shareholders. For these services, the transfer agent receives fees from each Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for each Portfolio during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each Portfolio's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and distributes dividends and distributions payable by the Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month, and is reimbursed for out-of-pocket expenses.




FINANCIAL STATEMENTS

The Trust's Annual Reports for the fiscal year ended August
31, 2000 is incorporated herein by reference in their entirety. The Annual Reports were filed on November 9,
2000, Accession Number 950130-00-5889.





APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.




PART C

Item 23.	Exhibits

(a)(1)	Master Trust Agreement is incorporated by reference to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May
24, 1991 (the "Registration Statement").

(a)(2)	Amendment No. 1 to Master Trust Agreement is
incorporated by reference to the Registration Statement.

(a)(3)	Amendment No. 2 to Master Trust Agreement is
incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective
Amendment No. 1").

(a)(4)	Amendment No. 3 to Master Trust Agreement is
incorporated by reference to Post-Effective Amendment
No. 6 ("Post-Effective Amendment No. 6") to the Registration
Statement on Form N-1A filed on March 18, 1994.

(b)(1)	By-Laws are incorporated by reference to the
Registration Statement.

(b)(2)	Amended and Restated By-Laws are incorporated by
reference to Pre-Effective Amendment No. 1.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement dated July 30, 1993
between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the
Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d)(2)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(3)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Seix Investment Advisors Inc.
relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28 ("Post-Effective Amendment No. 28") to the Registration Statement on Form N-1A filed with the Commission on December 23, 1999.

(d)(4)	Investment Advisory Agreement dated January 4, 1999
between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(6)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. (formerly Smith, Barney Advisers, Inc.) and Standish, Ayer & Wood, Inc.
relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(7)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(8)	Investment Advisory Agreement dated April 1, 1998
between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments
Portfolio is incorporated by reference to Post-Effective Amendment No.27.

(d)(9) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds
Management Inc.) and The Boston Company
Asset Management LLC relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(10)	Investment Advisory Agreement dated March 10, 1995
between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(11)	Investment Advisory Agreement
dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant's Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(12)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Standish, Ayer & Wood, Inc.
relating to Registrant's Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(13)	Investment Advisory Agreement dated October 1, 1998
between Mutual Management Corp. and Oechsle International Advisors
L.P. relating to Registrant's International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(14)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d)(15)	  Administration Agreement dated June 2, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d)(16) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC Fund Management Inc.) and Western Asset Management Company relating to
Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(17) Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d)(18) Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A filed.

(d)(19) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(20) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(21) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(22) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(23) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small
Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(24) Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(26) Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(27)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Pegasus Investments, Inc.
relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(28)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and State Street Global Advisors relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(29)	Investment Advisory Agreement dated April 15, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Asset Management relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(30)	Investment Advisory Agreement dated October 1 , 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Standish, Ayer & Wood, Inc.
relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(31)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and National Asset Management Corp.
relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(32)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc.
and Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(33)	Investment Advisory Agreement dated October 1, 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(34)	Investment Advisory Agreement dated October 1 , 1999
between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant's S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(35)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(36)   Investment Advisory Agreement dated April 1, 1999 between
SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern capital Management LLC relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(37) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(38)	Investment Advisory Agreement dated April 1, 1999
between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(e)(1)	Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorpotated by reference to Post-Effective Amendment No.23.

(e)(3) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed on July 26, 2000 ("Post-Effective Amendment No. 30").

(f)	Not Applicable.

(g)(1) Custody Agreements between the Registrant and PNC
Bank and Morgan Guaranty and Trust Company dated March
3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g) (2) Custody Agreement between the Registrant and Chase Manhattan Bank dated December 6, 1996 is to be filed by amendment.

(h) (1) Transfer Agency and Registrar Agreement between the
Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(h) (2) Form of Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(h) (3) Form of Sub-Transfer Agency Agreement between the First Data Investor Services Group Inc. (Currently known as PFPC Global Fund Services) and Smith Barney Private Trust Company (Currently known as Citi Fiducaiary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.


(i)	Opinion of Willkie Farr & Gallagher, including Consent,
is incorporated by reference to Post-Effective Amendment
No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	Auditors' Consent is filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Financial Data Schedules are filed herein.

(o)	Not Applicable.

(p)(1)Code of Ethics-North America is incorporated by reference to Post-Effective Amendment No. 30.

(p)(2)Code of Ethics of Sub-Advisers will be filed by amendment.


Item 24.	Persons Controlled by or Under Common Control with
Registrant

None.

Item 25.	Indemnification

	Incorporated by reference to Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a)	Business and Other Connections of Investment
Advisors

	Investment Manager - The Consulting Group

	The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of SSB Citi Fund Management LLC ("SSB Citi")(formerly known as SSBC Fund Management Inc.), which was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SSB Citi was converted into a Delaware Limited Liability Company. SSB Citi is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of Citigroup Inc.

	The list required by this Item 26 of officers and directors of SSB Citi and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SSB Citi on behalf of the Consulting Group pursuant to the Advisers
Act (SEC File No. 801-8314).

Item 26.(b)	Business and Other Connections of Advisors

	Advisors - Standish, Ayer & Wood, Inc.

	Standish, Ayer & Wood, Inc. ("SAW") serves as investment advisor to Government
Money Investments. SAW is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SAW provides investment advisory services to individuals and institutions. SAW's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

	The list required by this Item 26 of officers and directors of SAW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SAW pursuant to the Advisers Act (SEC File No. 801-584).


	Advisors - Smith Affiliated Capital Corp.

	Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

	The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

	Advisors - Utendahl Capital Management CFI

	Utendahl Capital Management CFI ("Utendahl") serves as investment advisor to Mortgage Backed Investments and Multi-Sector Fixed Income Investments. Utendahl has been registered as an investment advisor under the Advisers Act since 1984. Utendahl serves as an investment advisor to institutions. Utendahl's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

	The list required by this Item 26 of officers and directors of Utendahl, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Utendahl pursuant to the Advisers Act (SEC File No. 801-24775).

	Advisors - Western Asset Management Company

	Western Asset Management Company ("Western") serves as investment advisor to Long-Term Bond Investments and Multi-Sector Fixed Income Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western's principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

	The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

 	Advisors - Pacific Investment Management Company

	Pacific Investment Management Company ("PIMCO") serves as an investment advisor to Intermediate Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO's principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

	The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

	Advisors - Metropolitan West Asset Management LLC

	 Metropolitan West Asset Management LLC ("MWAM") serves as an investment advisor to Intermediate Fixed Income Investments and Multi-Sector Fixed Income Investments. MWAM has been registered as an investment advisor under the Advisers Act since 1996. MWAM serves as an investment advisor to institutional clients. MWAM's principal executive offices are located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

	The list required by this Item 26 of officers and directors of MWAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MWAM pursuant to the Advisers Act (SEC File No. 801-53332).

	Advisors - BlackRock Financial Management, Inc.

	 BlackRock Financial Management, Inc. ("BlackRock") serves as an investment advisor to Intermediate Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock's principal executive offices are located at 345 Park Avenue, New York, New York 10154.

	The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

	Advisors - Chartwell Investment Partners

	Chartwell Investment Partners ("Chartwell") serves as investment advisor to fLArge Capitalization Value Equity Investments. Chartwell has been registered as an investment advisor under the Advisers Act since 1997. Chartwell serves as an investment advisor to institutions. Chartwell's principal executive offices are located at 1235 Westlakes Drive, Suite330, Berwyn, PA 19312.

	The list required by this Item 26 of officers and directors of Chartwell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).

	Advisors - The Boston Company Asset Management LLC

	The Boston Company Asset Management LLC ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

	The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No.801-6829).

	Advisors - Parametric Portfolio Associates, Inc.

	Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments. PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090.

	The list required by this Item 26 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the Advisers Act (SEC File No. 801-29855).

	Advisors - Barclays Global Fund Advisors

	Barclays Global Fund Advisors ("Barclays") serves as an investment advisor to Large Capitalization Value Equity Investments,
Large Capitalization Growth Investments and S&P 500 Index Investments. Barclays is registered as an investment advisor under the Advisers Act. Barclays provides investment advisory services to a number of individual and institutional clients. Barclays' principal executive offices are located at 45 Fremont Street, San Francisco, CA 94105.

	The list required by this Item 26 of officers and directors of Barclays, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barclays pursuant to the Advisers Act (SEC File No. 801-22609).

	Advisors - TCW Investment Management Company

	TCW Investment Management Company ("TCW") serves as investment advisor to Large Capitalization Growth Investments. TCW is registered as an investment advisor under the Advisers Act. TCW provides investment advisory services to individual and institutional clients. TCW's principal executive offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

	The list required by this Item 26 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Advisers Act (SEC File No. 801-44088).

	Advisors - Turner Investment Partners, Inc.

	 Turner Investment Partners, Inc. ("Turner") serves as investment advisor to Large Capitalization Growth Investments. Turner has been registered as an investment advisor under the Advisers Act since 1990. Turner provides investment advisory services to individual and institutional clients. Turner's principal executive offices are located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

	The list required by this Item 26 of officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Turner pursuant to the Advisers Act (SEC File No. 801-36220).

Advisors - Mellon Capital Management Corporation

	Mellon Capital Management Corporation ("Mellon") serves as an investment advisor to Small Capitalization Value Equity Investments and Small Capitalization Growth Investments. Mellon is registered as an investment advisor under the Advisors Act. Mellon provides investment advisory services to a number of institutional clients. Mellon's principal executive offices are located at 595 Market Street, Suite 3000, San Francisco, CA 94105.

	The list required by this Item 26 of officers and directors of Mellon, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Mellon pursuant to the Advisers Act (SEC File No. 801-19785).

   	Advisors - NFJ Investment Group, Inc.

	NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments.
NFJ has been registered as an investment advisor under the Advisors
Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

	The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).

	Advisors - Rutabaga Capital Management LLC

	Rutabaga Capital Management LLC ("Rutabaga") serves as an investment advisor to Small Capitalization Value Equity Investments.
Rutabaga has been registered as an investment advisor under the Advisors
Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga's principal executive offices are located at 2 Oliver Street, Boston, MA 02109.

	The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

	Advisors - Wall Street Associates

	Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

	The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).


	Advisors - Westpeak Investment Advisors, LP

	Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

	The list required by this Item 26 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No.801-39554).

Advisors - Kern Capital Management LLC

	Kern Capital Management LLC ("Kern") serves as an investment advisor to Small Capitalization Growth Investments. Kern has been registered as an investment advisor under the Advisers Act since 1997. Kern is the investment adviser of various institutional and retail clients. Kern's principal executive offices are located at 114 West 47th Street, Suite 1926, New York, NY 10036.

	The list required by this Item 26 of officers and directors of Kern, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Kern pursuant to the Advisers Act (SEC File No.801-54766).

Advisors - Westfield Capital Management Company

	Westfield Capital Management Company ("Westfield") serves as an investment advisor to Small Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield's principal executive offices are located One Financial Center, Boston, MA 02111.

	The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to _____.

	Advisors - Oechsle International Advisors, L.P.

	Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at One International Place, Boston, Massachusetts 02110.

	The list required by this Item 26 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the Advisers Act (SEC File No. 801-28111).

	Advisors - State Street Global Advisors

	State Street Global Advisors ("SSGA") serves as an investment advisor to International Equity Investments, Emerging Markets Equity Investments and Multi-Strategy Market Neutral Investments. SSGA provides investment advisory services to a number of individual and institutional clients. SSGA's principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

	The list required by this Item 26 of officers and directors of SSGA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to _____.

	Advisors - Scudder Kemper Investments, Inc.

	Scudder Kemper Investments, Inc. ("Scudder") serves as an investment advisor to International Equity Investments. Scudder is registered as an investment advisor under the Advisers Act. Scudder provides investment advisory services to a number of individual and institutional clients. Scudder's principal executive offices are located at 345 Park Avenue, New York, NY 10154.

	The list required by this Item 26 of officers and directors of Scudder, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Scudder pursuant to the Advisers Act (SEC File No. 801-252).

	Advisors - Julius Baer Investment Management Inc.

	Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New
York, New York 10017.

	The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).


	Advisors - Baring Asset Management, Inc.

	Baring Asset Management, Inc. ("Baring") serves as an investment advisor to Emerging Markets Equity Investments. Baring has been registered as an investment advisor under the Advisers Act since 1967. Baring is the investment adviser of various institutional clients. Baring's principal executive offices are located at 125 High Street, Boston, MA 02110.

	The list required by this Item 26 of officers and directors of Baring, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Baring pursuant to the Advisers Act (SEC File No.801-4611).

	Advisors - Foreign & Colonial Emerging Markets Ltd.

	 Foreign & Colonial Emerging Markets Ltd. ("F&C") serves as an investment advisor to Emerging Markets Equity Investments. F&C has been registered as an investment advisor under the Advisers Act since 1987. Baring is the investment adviser of various institutional clients. F&C's principal executive offices are located at 8th Floor, Exchange House, Primrose Street, London EC2A 2NY England.

	The list required by this Item 26 of officers and directors of F&C, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by F&C pursuant to the Advisers Act (SEC File No.801-44724).

	Advisors - Alliance Capital Management L.P.

	Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments and Multi-Sector Fixed Income Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

	The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).


	Advisors - Laurel Capital Advisors, LLP

	Laurel Capital Advisors, LLP ("Laurel") serves as an investment advisor to Balanced Investments. Laurel has been registered as an investment advisor under the Advisers Act since 1990. Laurel is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Mellon Bank Center, Suite 151-3925, Pittsburgh, PA 15258.

	The list required by this Item 26 of officers and directors of Laurel, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Laurel pursuant to the Advisers Act (SEC File No.801-37598).

	Advisors - Seix Investment Advisors

	Seix Investment Advisors ("Seix") serve as an investment advisor to Balanced Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix's principal executive offices are located at 300 Tice Blvd., Woodcliff Lake, NJ 07675.

	The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the Advisers Act (SEC File No.801-42070).

	Advisors - Pegasus Investments, Inc.

	Pegasus Investments, Inc. ("Pegasus") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Pegasus has been registered as an investment advisor under the Advisers Act since 1999. Pegasus is the investment adviser of various institutional clients. Pegasus's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

	The list required by this Item 26 of officers and directors of Pegasus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Pegasus pursuant to the Advisers Act (SEC File No.801-___).

	Advisors - Calamos Asset Management

	Calamos Asset Management ("Calamos") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Calamos has been registered as an investment advisor under the Advisers Act since 1977. Pegasus is the investment adviser of various retail and institutional clients. Calamos's principal executive offices are located at 1111 East Warrenville Road, Naperville, Illinois 60563.

	The list required by this Item 26 of officers and directors of Calamos, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Calamos pursuant to the Advisers Act (SEC File No.801-29688).

Item 27.	Principal Underwriters


(a)

    Salomon Smith Barney, Inc., ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series (formerly Concert Investment Series),Greenwich Street Series Fund, Smith Barney
Adjustable Rate Government Income Fund, Smith Barney
Aggressive Growth Fund Inc., Smith Barney Appreciation Fund
Inc., Smith Barney Arizona Municipals Fund Inc., Smith
Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc. (formerly Smith Barney Concert
Allocation Series Inc.), Smith Barney Equity Funds, Smith
Barney Fundamental Value Fund Inc., Smith Barney Funds,
Inc., Smith Barney Income Funds, Smith Barney Institutional
Cash Management Fund, Inc., Smith Barney Investment Funds
Inc., Smith Barney Investment Trust, Smith Barney Managed
Governments Fund Inc., Smith Barney Managed Municipals Fund Inc.,
Smith Barney Massachusetts Municipals Fund,
Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith
Barney Municipal Money Market Fund, Inc., Smith Barney New
Jersey Municipals Fund Inc., Smith Barney Oregon Municipals
Fund Inc., Smith Barney Principal Return Fund,
Smith Barney Sector Series Inc., Smith Barney
Small Cap Blend Fund, Inc., Smith Barney Telecommunications
Trust, Smith Barney Variable Account Funds, Smith Barney
World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.


(b) The information required by
this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).


(c)	Not applicable.

Item 28.	Location of Accounts and Records

	Consulting Group Capital Markets Funds
	222 Delaware Avenue
	Wilmington, Delaware  19801

	SSB Citi Fund Management LLC
	7 World Trade Center, 39th Floor
	New York, New York 10048

	PFPC Trust Co.
	8800 Tinicum Boulevard
	Philadelphia, PA  19153

	The Chase Manhattan Bank
	Chase MetroTech Center
	Brooklyn, NY  11245

	Salomon Smith Barney Inc.
	388 Greenwich Street
	New York, New York  10013
   	and
	125 Broad Street
	New York, New York 10004

	Citi Fiduciary Trust Company
	125 Broad Street
	New York, New York 10004

	PFPC Global Fund Services
	P. O. Box 9699
	Providence, RI 02940-9699


Item 29.	Management Services

	Not Applicable.

Item 30.	Undertakings

	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, this Post-Effective Amendment, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 28th day of December 2000.

CONSULTING GROUP CAPITAL MARKETS FUNDS

BY /s/ Heath B. McLendon
	(Heath B. McLendon, Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date



/s/ Heath B. McLendon
Trustee and Chairman of the Board 		December 28, 2000
Heath B. McLendon  (Chief Executive Officer)

/s/ Lewis E. Daidone
Senior Vice President and Treasurer  		December 28, 2000
Lewis E. Daidone  (Chief Financial and Accounting
Officer)

/s/ Walter E. Auch, Sr.*
    Walter E. Auch, Sr., Trustee 			December 28, 2000

/s/ H. John Ellis**
    H. John Ellis,  Trustee

/s/ Armon E. Kamesar, Trustee, 			December 28, 2000
     Armon E. Kamesar

/s/ Martin Brody*
    Martin Brody, Trustee, 				December 28, 2000

/s/ Stephen E. Kaufman*
    Stephen E. Kaufman, Trustee, 			December 28, 2000

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

/s/ Heath B. McLendon
    Heath B. McLendon					December 28, 2000

** Signed pursuant to power of attorney dated March 1, 2000 filed as an exhibit to Post-Effective Amendment No. 30.

/s/ Heath B. McLendon
    Heath B. McLendon					December 28, 2000